File Nos. 33-40682
                                                                        811-6312







 As filed with the Securities and Exchange Commission on May 1, 1997






                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                           Pre-Effective Amendment No.




                        Post-Effective Amendment No. 12 |X|




                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|




                               Amendment No. 14 |X|





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                             THE LAZARD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 30 Rockefeller Plaza, New York, New York 10020

               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 632-6000

                            William G. Butterly, III
                             Lazard Freres & Co. LLC

                 30 Rockefeller Plaza, New York, New York 10020

                     (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)







___x__ immediately upon filing pursuant to paragraph (b)
_______on (date) pursuant to paragraph (b)
_______60 days after filing pursuant to paragraph (a)(i)
_______on (date) pursuant to paragraph (a)(i)
_______75 days after filing pursuant to paragraph (a)(ii)
_______on (date) pursuant to paragraph a(ii) of Rule 485






If appropriate, check the following box:



_______ this post-effective amendment designates a new effective date for a previously filed post effective amendment.
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     Registrant has registered an indefinite  number of shares  pursuant to Rule
24f-2 under the Investment Company Act of 1940. On February 28, 1997, Registrant filed the notice required by such Rule for its fiscal year completed on December 31, 1996.
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

                             THE LAZARD FUNDS, INC.

                              CROSS REFERENCE SHEET

                          (as required by Rule 495(c))
                                TABLE OF CONTENTS

N-1A Item No. ................................................................Location in Prospectus (Caption)
PART A
Item 1.      Cover Page                                                                             Cover Page
Item 2.      Synopsis                                                                       Fee Table; Summary
Item 3.      Condensed Financial Information                                              Financial Highlights
Item 4.      General Description of Registrant                    Summary; Investment Objectives and Policies:
                                                                                       Investment Restrictions
Item 5.      Management of the Fund                                    Management; Account Services; Fee Table
Item 5A.     Management's Discussion of Fund Performance                                        Not Applicable
Item 6.      Capital Stock and Other Securities                      Taxation; Organization and Description of
                                                                                                 Capital Stock
Item 7.      Purchase of Securities Being Offered               Purchase of Shares; Determination of Net Asset
                                                                                                         Value
Item 8.      Redemption of Repurchase                                                     Redemption of Shares
Item 9.      Pending Legal Proceedings                                                          Not Applicable
                                                      Location in Statement of Additional Information (Caption)

PART B
Item 10.     Cover Page                                                                             Cover Page
Item 11.     Table of Contents                                                                      Cover Page
Item 12.     General Information and History                                                    Not Applicable
Item 13.     Investment Objectives and Policies    Additional Permitted Investment Activities and Risk Factors

                                                                                       Investment Restrictions
Item 14.     Management of the Fund                                                                 Management
Item 15.     Control Persons and Principal Holders of            Organization and Description of Capital Stock
             Securities
Item 16.     Investment Advisory and Other Services                                                 Management
Item 17.     Brokerage Allocation and Other Practices                                   Portfolio Transactions
Item 18.     Capital Stock and Other Securities                  Organization and Description of Capital Stock
Item 19.     Purchase, Redemption and Pricing of               Determination of Net Asset Value; Redemption of
             Securities Being Offered                                                                   Shares
Item 20.     Tax Status                                                                               Taxation
Item 21.     Underwriters                                                                       Not Applicable

Item 22.     Calculation of Performance Data                                 Yield and Total Return Quotations

Item 23.     Financial Statements                                                         Financial Statements


                                  LAZARD FUNDS
                                         PROSPECTUS

                                         MAY 1, 1997

                                   May 1, 1997



PROSPECTUS

THE LAZARD FUNDS, INC.

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Lazard Equity Portfolio
Lazard International Equity Portfolio
Lazard International Fixed-Income Portfolio
Lazard Bond Portfolio
Lazard Strategic
Yield Portfolio
Lazard Small Cap Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard Global Equity Portfolio
Lazard Bantam Value Portfolio
Lazard Emerging World Funds Portfolio

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30 Rockefeller Plaza,
New York, New York 10020

(800) 823-6300



INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the portfolios. A Statement of Additional Information dated May 1, 1997, which may be revised from time to time, containing additional and more detailed information about the portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above. The Securities and Exchange Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the portfolios.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Lazard Funds, Inc. is a no-load, open-end management investment company that currently has eleven separate investment portfolios. The portfolios are professionally managed by Lazard Asset Management, a division of Lazard Freres & Co. llc.

By this Prospectus, the Fund is offering Institutional Shares and Open Shares of each portfolio. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares.


LAZARD EQUITY PORTFOLIO seeks capital appreciation through investing primarily in equity securities of companies with relatively large capitalizations that appear to the investment manager to be inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL EQUITY PORTFOLIO seeks capital appreciation through investing primarily in the equity securities of non-United States companies. The companies selected are those that the investment manager believes are inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO seeks high total return from a combination of current income and capital appreciation, consistent with what the investment manager considers to be prudent investment risk, through investing primarily in foreign fixed-income securities of varying maturities.

LAZARD BOND PORTFOLIO seeks to build and preserve capital through investing in a range of bonds, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities, asset-backed securities, municipal securities and corporate fixed-income securities.

LAZARD STRATEGIC YIELD PORTFOLIO seeks to obtain a total return on its assets by placing approximately equal emphasis on capital appreciation and current income through investing principally in high-yielding fixed-income securities. The Lazard Strategic Yield Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated securities of foreign issuers. Many of the high-yielding securities in which the Lazard Strategic Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally recognized securities rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

LAZARD SMALL CAP PORTFOLIO seeks capital appreciation through investing primarily in equity securities of companies with market capitalizations under $1 billion that are believed by the investment manager to be inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO seeks capital appreciation through investing primarily in equity securities of non-United States companies with market capitalizations under $1 billion that are believed by the investment manager to be inexpensively priced relative to the return on total capital or equity. The Lazard International Small Cap Portfolio operates similarly to the Lazard Small Cap Portfolio, except that this Portfolio will invest primarily in the equity securities of non-United States issuers and, therefore, investment determinations include, among other items, the effect of currency fluctuations and the political and economic factors of other jurisdictions.

LAZARD EMERGING MARKETS PORTFOLIO seeks capital appreciation through investing primarily in equity securities of non-United States issuers who are located, or doing significant business, in emerging market countries. Emerging market countries include countries where political and economic trends have produced recently, or are producing, a more stable economy, or countries that have developed recently, or are developing, financial markets and investment liquidity. The Lazard Emerging Markets Portfolio seeks securities of issuers whose potential is significantly enhanced by their relationship to the emerging markets country and are believed to be inexpensively priced relative to the productivity of their equity or assets.

LAZARD GLOBAL EQUITY PORTFOLIO seeks capital appreciation through investing primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world which the investment manager believes to be inexpensively priced relative to the return on total capital or equity. In addition to security specific factors, investment determinations include, among other items, analysis of U.S. and non-U.S. markets.

LAZARD BANTAM VALUE PORTFOLIO seeks capital appreciation through investing primarily in equity securities of companies with market capitalizations under $500 million that are believed by the investment manager to be inexpensively priced relative to the return on total capital or equity and which are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

LAZARD EMERGING WORLD FUNDS PORTFOLIO seeks capital appreciation through investing primarily in securities of closed-end funds, generally at discounts to net asset value, which in turn invest in emerging market securities. The securities in which the Portfolio will invest will be principally listed on recognized international exchanges or traded in recognized international markets. Shares of the Lazard Emerging World Funds Portfolio currently are not being offered.

This page intentionally left blank.

TABLE OF CONTENTS


Fee Table ..............................................................       6

Summary ................................................................       9

Financial Highlights ...................................................      13

Investment Objectives and Policies .....................................      20

Additional Permitted Investment Activities and Risk Factors ............      52

Investment Restrictions ................................................      67

Management .............................................................      68

Determination of Net Asset Value .......................................      73

Purchase of Shares .....................................................      74

Redemption of Shares ...................................................      77

Distribution and Servicing Plan ........................................      80

Exchange Privilege .....................................................      80

Dividends and Distributions ............................................      81

Taxation ...............................................................      82

Account Services .......................................................      85

Shareholder Services ...................................................      85

Organization and Description of Capital Stock ..........................      85

Custodian;  Transfer and Dividend Disbursing Agent .....................      86


Reports to Shareholders ................................................      87


Performance Information ................................................      87

Appendix (Bond and Commercial Paper Ratings) ...........................      88

FEE TABLE
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                                                                         TOTAL
                           SHAREHOLDER                                 PORTFOLIO
                           TRANSACTION  MANAGEMENT   12B-1    OTHER    OPERATING
                             EXPENSE       FEES      FEES   EXPENSES*  EXPENSES*
                           ----------- -----------  ------  ---------  ---------
EQUITY PORTFOLIO
   Institutional Shares       None         .75%      None      .14%       .89%
   Open Shares                None         .75        .25%     .22       1.22
INTERNATIONAL
   EQUITY PORTFOLIO
   Institutional Shares       None         .75       None      .16        .91
   Open Shares                None         .75        .25      .25       1.25
INTERNATIONAL FIXED-INCOME
   PORTFOLIO
   Institutional Shares       None         .75       None      .30       1.05
   Open Shares                None         .75        .25      .35       1.35
BOND PORTFOLIO
   Institutional Shares       None         .50       None      .30        .80
   Open Shares                None         .50        .25      .35       1.10
STRATEGIC YIELD PORTFOLIO
   Institutional Shares       None         .75       None      .33       1.08
   Open Shares                None         .75        .25      .39       1.39
SMALL CAP PORTFOLIO
   Institutional Shares       None         .75       None      .09        .84
   Open Shares                None         .75        .25      .14       1.14
INTERNATIONAL SMALL CAP
   PORTFOLIO
   Institutional Shares       None         .75       None      .37       1.12
   Open Shares                None         .75        .25      .43       1.43
EMERGING MARKETS PORTFOLIO
   Institutional Shares       None        1.00       None      .48       1.48
   Open Shares                None        1.00        .25      .35       1.60
GLOBAL EQUITY PORTFOLIO
   Institutional Shares       None         .75       None      .30       1.05
   Open Shares                None         .75        .25      .35       1.35
BANTAM VALUE PORTFOLIO
   Institutional Shares       None         .75       None      .30       1.05
   Open Shares                None         .75        .25      .35       1.35
EMERGING WORLD FUNDS
   PORTFOLIO
   Institutional Shares       None         .75       None      .30       1.05
   Open Shares                None         .75        .25      .35       1.35


--------------------------------------------------------------------------------
* See footnote on page 8.

--------------------------------------------------------------------------------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):



                                  1 YEAR       3 YEARS      5 YEARS    10 YEARS
                                  ------       -------      -------    --------
EQUITY PORTFOLIO
   Institutional Shares           $ 9            $28         $49         $110
   Open Shares                     13             39          67          148
INTERNATIONAL EQUITY PORTFOLIO
   Institutional Shares             9             29          51          112
   Open Shares                     13             40          69          152
INTERNATIONAL FIXED-INCOME
   PORTFOLIO
   Institutional Shares            11             33          58          128
   Open Shares                     14             43          74          163
BOND PORTFOLIO
   Institutional Shares             8             26          44           99
   Open Shares                     11             35          61          135
STRATEGIC YIELD PORTFOLIO
   Institutional Shares            11             35          60          132
   Open Shares                     14             44          77          168
SMALL CAP PORTFOLIO
   Institutional Shares             9             27          47          104
   Open Shares                     12             36          63          139
INTERNATIONAL SMALL
   CAP PORTFOLIO
   Institutional Shares            11             36          62          137
   Open Shares                     15             46          79          172
EMERGING MARKETS PORTFOLIO
   Institutional Shares            15             47          81          178
   Open Shares                     16             51          88          191
GLOBAL EQUITY PORTFOLIO
   Institutional Shares            11             33          58          128
   Open Shares                     14             43          74          163
BANTAM VALUE PORTFOLIO
   Institutional Shares            11             33          58          128
   Open Shares                     14             43          74          163
EMERGING WORLD FUNDS
   PORTFOLIO
   Institutional Shares            11             33          58          128
   Open Shares                     14             43          74          163


These examples should not be considered a representation of past or future expenses which may be more or less than those shown. Moreover, while these examples assume a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.
--------------------------------------------------------------------------------
                                                       * See footnote on page 8.

FEE TABLE
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FOOTNOTE


* The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Long-term investors in Open Shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. With respect to Institutional Shares, "Other Expenses" and "Total Portfolio Operating Expenses" reflect the undertaking of Lazard Asset Management to bear, excluding class specific expenses, (i) with respect to each of the International Fixed-Income Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio total operating expenses in excess of 1.05% of each such Portfolio's average net assets, and (ii) with respect to the Bond Portfolio total operating expenses in excess of .80% of that Portfolio's average net assets, in each case, until the earlier of December 31, 1997 or such time as the respective Portfolio reaches total net assets of $100 million. Had Lazard Asset Management not undertaken to bear certain expenses, total portfolio operating expenses for the fiscal year ended December 31, 1996 for Institutional Shares would have been 1.21% for the International Fixed-Income Portfolio, .88% for the Bond Portfolio, 5.06% for the Global Equity Portfolio and 1.91% for the Bantam Value Portfolio. With respect to Open Shares of each Portfolio, "Other Expenses" and "Total Portfolio Operating Expenses" reflect the undertaking by Lazard Asset Management to bear, excluding 12b-1 fees and other class specific expenses, total operating expenses in excess of the "Total Portfolio Operating Expenses" noted in the table above for Open Shares of such Portfolio. The information in the table does not reflect any other fee waivers or expense reimbursement arrangements that were in effect for the Portfolios during the last fiscal year or may be in effect during the current fiscal year. "Other Expenses" for Institutional Shares with respect to the Emerging World Funds Portfolio and "Other Expenses" for Open Shares with respect to each Portfolio are based on estimated amounts for the current fiscal year. Investors may purchase Fund shares without a sales charge directly from Lazard Freres & Co. LLC. Securities dealers and other institutions effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

SUMMARY

The Lazard Funds, Inc. (the "Fund") is a Maryland corporation incorporated on May 17, 1991. The Fund is a no-load, open-end management investment company, known as a "series fund," that currently offers two classes of shares in the following eleven separate series referred to as portfolios (individually, a "Portfolio" and collectively, the "Portfolios"): Lazard Equity Portfolio (the "Equity Portfolio"), Lazard International Equity Portfolio (the "International Equity Portfolio"), Lazard International Fixed-Income Portfolio (the "International Fixed-Income Portfolio"), Lazard Bond Portfolio (the "Bond Portfolio"), Lazard Strategic Yield Portfolio (the "Strategic Yield Portfolio"), Lazard Small Cap Portfolio (the "Small Cap Portfolio"), Lazard International Small Cap Portfolio (the "International Small Cap Portfolio"), Lazard Emerging Markets Portfolio (the "Emerging Markets Portfolio"), Lazard Global Equity Portfolio (the "Global Equity Portfolio"), Lazard Bantam Value Portfolio (the "Bantam Value Portfolio") and Lazard Emerging World Funds Portfolio (the "Emerging World Funds Portfolio"). The Equity Portfolio is operated as a "diversified" portfolio as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The remaining Portfolios are "non-diversified." Non-diversified portfolios typically invest in a smaller number of securities than diversified portfolios and, therefore, may present a slightly greater degree of risk than diversified portfolios. See "Additional Permitted Investment Activities and Risk Factors -- Diversification."


Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. Each Portfolio's shares are classified into two classes--Institutional Shares and Open Shares (each such class being referred to as a "Class"). The Classes are identical, except for the minimum investment requirements and the services offered to and expenses borne by each Class. Open Shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of the Open Class. The fee is payable for advertising, marketing and distributing Open Shares and for ongoing personal services relating to Open Class shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act. See "Distribution and Servicing Plan." The amounts payable pursuant to the Distribution and Servicing Plan will cause the Open Class to have a higher expense ratio and to pay lower dividends than the Institutional Class. A shareholder in a Portfolio will be entitled to his pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, will receive the then current net asset value of the applicable Class of that Portfolio represented by the redeemed shares. See "Purchase of Shares" and "Redemption of Shares." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions.


Lazard Asset Management, a division of Lazard Freres & Co. llc ("Lazard Freres"), serves as the investment manager (the "Investment Manager") to each of the Portfolios. For a description of the Investment Manager, the services it provides and the management fees, see "Management."


The Equity Portfolio seeks capital appreciation through investing primarily in equity securities of companies with relatively large capitalizations that appear to the Investment Manager to be inexpensively priced relative to the return on total capital or equity.


The International Equity Portfolio seeks capital appreciation through investing primarily in the equity securities of non-United States companies. The companies selected are those that the Investment Manager believes are inexpensively priced relative to the return on total capital or equity.


The International Fixed-Income Portfolio seeks high total return from a combination of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk, through investing primarily in foreign fixed-income securities of varying maturities.

The Bond Portfolio seeks to build and preserve capital through investing in a range of bonds including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities, asset-backed securities, municipal securities and corporate fixed-income securities.

The Strategic Yield Portfolio seeks to obtain a total return on its assets by placing approximately equal emphasis on capital appreciation and current income through investing principally in high-yielding fixed-income securities. The Strategic Yield Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated securities of foreign issuers. The Portfolio may invest without limitation in U.S. dollar denominated fixed-income securities of foreign issuers. The types of securities in which the Strategic Yield Portfolio invests, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

The Small Cap Portfolio seeks capital appreciation through investing primarily in equity securities of companies with market capitalizations under $1 billion that are believed by the Investment Manager to be inexpensively priced relative to the return on total capital or equity. Investing in small capitalization stocks can involve greater risk than is customarily associated with larger, more established companies.

The International Small Cap Portfolio seeks capital appreciation through investing primarily in equity securities of non-United States companies with market capitalizations under $1 billion that are believed by the Investment Manager to be inexpensively priced relative to the return on total capital or equity. Investing in small capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. Investing in non-United States issuers involves risks associated with currency fluctuation and other political or economic risks in other countries.

The Emerging Markets Portfolio seeks capital appreciation through investing primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries. Investing in emerging markets involves greater risk than in developed markets due to uncertain political and economic factors.

The Global Equity Portfolio seeks capital appreciation through investing primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world which the Investment Manager believes to be inexpensively priced relative to the return on total capital or equity. In addition to security specific factors, investment determinations include, among other items, analysis of U.S. and non-U.S. markets.

The Bantam Value Portfolio seeks capital appreciation through investing primarily in equity securities of companies with market capitalizations under $500 million that are believed by the Investment Manager to be inexpensively priced relative to the return on total capital or equity and which are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

The Emerging World Funds Portfolio seeks capital appreciation through investing primarily in securities of closed-end funds, generally at discounts to net asset value, which in turn invest in emerging market securities. The securities in which the Portfolio will invest will be principally listed on recognized international exchanges or traded in recognized international markets.

An investment in any one or more of the Portfolios is not intended to constitute a complete investment program. Each of the Portfolios has separate investment objectives and policies and, accordingly, there may be different risks associated with an investment in each of the Portfolios. For a description of each Portfolio's investment objectives and policies and certain risks attendant to investing in each Portfolio, see "Investment Objectives and Policies" and "Additional Permitted Investment Activities and Risk Factors." No assurance can be given that any of the Portfolios will achieve its respective investment objective.


Except as noted below, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits. Although a Portfolio cannot accurately predict its annual portfolio turnover rate, the Investment Manager anticipates that the annual portfolio turnover rate of the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, Emerging Markets Portfolio, International Small Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio will not exceed 100%. The annual turnover of the Bond Portfolio, Strategic Yield Portfolio and International Fixed-Income Portfolio may be in excess of 200% (but is not expected to exceed 300%). A 200% turnover rate is greater than that of most other investment companies. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders and also may result in the realization of substantial net short-term capital gains. See "Additional Permitted Investment Activities and Risk Factors--Portfolio Turnover" and "Taxation."

Shares of any Portfolio may be purchased and redeemed through Boston Financial Data Services Inc., the Fund's transfer agent (the "Transfer Agent") or through a brokerage account with Lazard Freres or through certain other agents. The minimum initial investment for Open Shares of each Portfolio is $10,000 unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000.

The minimum initial investment for Institutional Shares of each Portfolio is $1,000,000. The minimum subsequent investment is $1,000 for Open Shares and $5,000 for Institutional Shares. For more information, see "Purchase of Shares" and "Redemption of Shares."

Dividends on shares of the International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio are declared daily and paid monthly. Dividends on shares of the Equity Portfolio are declared and paid quarterly. Dividends on shares of the International Equity Portfolio, Small Cap Portfolio, Emerging Markets Portfolio, International Small Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio are generally declared and paid annually but may be declared and paid twice annually. Capital gain distributions for each Portfolio, if any, generally will be declared and paid annually but may be declared and paid twice annually. See "Dividends and Distributions."



FINANCIAL HIGHLIGHTS


The financial highlights set forth below for Institutional Shares have been audited by ABA Seymour Schneidman Financial Services Group, a division of Anchin, Block & Anchin LLP, Independent Accountants. The financial highlights set forth below for the Equity Portfolio for periods prior to January 1, 1992 were audited by other independent public accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request. The Emerging World Funds Portfolio had not commenced operations, and Open Shares had not been offered with respect to any Portfolio, as of the date of the financials and, therefore, no financial data are provided for such Portfolio or Class.

THE LAZARD FUNDS, INC. - FINANCIAL HIGHLIGHTS
INSTITUTIONAL SHARES



                                                INCOME FROM INVESTMENT OPERATIONS
                                           -------------------------------------------                LESS:
                                                                               TOTAL       ----------------------------
                                NET                                             FROM         DIVIDENDS        DISTRIBU-      NET
                               ASSET                       NET REALIZED       INVEST-         FROM AND          TIONS       ASSET
                              VALUE,                      AND UNREALIZED        MENT        IN EXCESS OF        FROM        VALUE,
                             BEGINNING     INVESTMENT      GAIN (LOSS)         OPERA-        INVESTMENT       REALIZED      END OF
           PERIOD            OF PERIOD     INCOME-NET     ON INVESTMENTS       TIONS         INCOME-NET         GAINS       PERIOD
----------------------------------------------------------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO
 Year ended
   12/31/96.................  $ 17.41       $ 0.331          $  3.064         $ 3.395          $(0.329)         $(1.236)    $19.24
   12/31/95.................    13.75         0.226             4.931           5.157           (0.175)          (1.322)     17.41
   12/31/94.................    13.89         0.141             0.441           0.582           (0.152)          (0.574)     13.75
   12/31/93.................    12.74         0.158             2.172           2.330           (0.165)          (1.015)     13.89
   12/31/92.................    12.34         0.123             0.518           0.641           (0.132)          (0.109)     12.74
   12/31/91.................    11.53         0.107             3.051           3.158           (0.082)          (2.266)     12.34
   12/31/90.................    12.34         0.191            (0.778)         (0.587)          (0.223)(a)           --      11.53
   12/31/89.................    10.32         0.204             2.231           2.435           (0.214)          (0.201)     12.34
   12/31/88.................     8.73         0.181             1.597           1.778           (0.188)              --      10.32
   6/1/87* to 12/31/87......    10.00         0.110            (1.280)         (1.170)          (0.100)              --       8.73
----------------------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
 Year ended
   12/31/96.................    12.50         0.166             1.767           1.933           (0.191)          (0.622)     13.62
   12/31/95.................    11.23         0.187             1.288           1.475           (0.091)          (0.114)     12.50
   12/31/94.................    12.32         0.078            (0.049)          0.029               --           (1.123)     11.23
   12/31/93.................     9.48         0.021             2.919           2.940           (0.021)          (0.079)     12.32
   12/31/92.................    10.30         0.097            (0.779)         (0.682)          (0.138)              --       9.48
   10/29/91* to 12/31/91....    10.00         0.020             0.300           0.320           (0.020)              --      10.30
----------------------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
 Year ended
   12/31/96.................    10.85         0.539             0.032           0.571           (0.592)          (0.049)     10.78
   12/31/95.................    10.23         0.701             1.250           1.951           (1.129)          (0.202)     10.85
   12/31/94.................    10.51         0.592            (0.161)          0.431           (0.593)          (0.116)     10.23
   12/31/93.................     9.79         0.571             0.912           1.483           (0.570)          (0.193)     10.51
   12/31/92.................    10.28         0.614            (0.403)          0.211           (0.614)          (0.087)      9.79
   11/8/91* to 12/31/91.....    10.00         0.110             0.280           0.390           (0.110)              --      10.28
----------------------------------------------------------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO
 Year ended
   12/31/96.................    10.10         0.559            (0.141)          0.418           (0.568)          (0.070)      9.88
   12/31/95.................     9.24         0.595             0.863           1.458           (0.594)          (0.004)     10.10
   12/31/94.................    10.28         0.584            (1.010)         (0.426)          (0.584)          (0.029)      9.24
   12/31/93.................    10.21         0.551             0.302           0.853           (0.551)          (0.232)     10.28
   12/31/92.................    10.25         0.577            (0.004)          0.573           (0.577)          (0.036)     10.21
   11/12/91* to 12/31/91....    10.00         0.140             0.250           0.390           (0.140)              --      10.25
----------------------------------------------------------------------------------------------------------------------------------
* See footnotes on page 18.



                                                                                                               NET
                                                                       INVEST-                                ASSETS,
                                                                        MENT      PORTFOLIO     AVERAGE       END OF
                                             TOTAL                     INCOME-    TURNOVER    COMMISSIONS     PERIOD
           PERIOD                           RETURN++    EXPENSES        NET         RATE         RATE**       (000'S)
---------------------------------------------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO
 Year ended
   12/31/96.................                 19.9%       0.89%(h),(i)  1.87%        65.80%      $0.0582      $278,605
   12/31/95.................                 37.7        0.92(g)       1.45         80.72                     163,787
   12/31/94.................                  4.2        1.05          1.15         66.52                      89,105
   12/31/93.................                 18.6        1.05(d)       1.31         63.92                      47,123
   12/31/92.................                  5.3        1.05(c)       1.19        174.45                      24,646
   12/31/91.................                 27.5        1.93          0.84         90.00                      14,821
   12/31/90.................                 (4.7)       1.77          1.62         70.00                      14,397
   12/31/89.................                 23.6        1.78          1.71         78.00                      16,239
   12/31/88.................                 20.4        1.84          1.86        111.00                      12,336
   6/1/87* to 12/31/87......                (11.7)       1.68+         1.93+        97.00                      10,186
---------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
 Year ended
   12/31/96.................                 15.6        0.91(h),(i)   1.93         38.59        0.0219     1,816,173
   12/31/95.................                 13.1        0.95(g)       1.82         62.54                   1,299,549
   12/31/94.................                  0.2        0.94          0.75        106.15                     831,877
   12/31/93.................                 31.0        0.99          1.13         86.95                     603,642
   12/31/92.................                 (6.6)       1.05(c)       2.13         60.37                     176,005
   10/29/91* to 12/31/91....                  3.2        1.05+(b)      2.19+         0.18                       4,967
---------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
 Year ended
   12/31/96.................                  5.5        1.05(h)       5.54        241.85            --        88,430
   12/31/95.................                 19.4        1.05(f),(g)   5.99        189.97                      45,624
   12/31/94.................                  4.2        1.05(e)       5.68         65.90                      35,803
   12/31/93.................                 15.7        1.05(d)       5.50        115.84                      13,546
   12/31/92.................                  2.0        1.05(c)       6.08        256.20                       8,183
   11/8/91* to 12/31/91.....                  3.9        1.05+,(b)     4.82+         6.43                       1,427
---------------------------------------------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO
 Year ended
   12/31/96.................                  4.4        0.80(h),(i)   5.77        460.29            --        69,906
   12/31/95.................                 16.2        0.80(f),(g)   6.07        244.28                      46,083
   12/31/94.................                 (4.2)       0.80(e)       6.11        120.51                      24,494
   12/31/93.................                  8.6        0.80(d)       5.22        174.63                      13,562
   12/31/92.................                  5.7        0.80(c)       5.59        131.38                       8,532
   11/12/91* to 12/31/91....                  3.9        0.80+,(b)     5.50+        10.46                       3,256
---------------------------------------------------------------------------------------------------------------------
                                                                                          * See footnotes on page 18.




                                                INCOME FROM INVESTMENT OPERATIONS
                                           -------------------------------------------                LESS:
                                                                               TOTAL       ----------------------------
                                NET                                             FROM         DIVIDENDS        DISTRIBU-      NET
                               ASSET                       NET REALIZED       INVEST-         FROM AND          TIONS       ASSET
                              VALUE,                      AND UNREALIZED        MENT        IN EXCESS OF        FROM        VALUE,
                             BEGINNING     INVESTMENT      GAIN (LOSS)         OPERA-        INVESTMENT       REALIZED      END OF
           PERIOD            OF PERIOD     INCOME-NET     ON INVESTMENTS       TIONS         INCOME-NET         GAINS       PERIOD
----------------------------------------------------------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO
 Year ended
   12/31/96.................   $ 9.52       $ 0.758           $ 0.498         $ 1.256         $ (0.766)        $  0.000     $10.01
   12/31/95.................     9.10         0.748             0.430           1.178           (0.758)              --       9.52
   12/31/94.................    10.13         0.762            (0.990)         (0.228)          (0.761)          (0.039)      9.10
   12/31/93.................     9.50         0.644             0.738           1.382           (0.633)          (0.119)     10.13
   12/31/92.................     9.97         1.049            (0.450)          0.599           (1.049)          (0.020)      9.50
   10/1/91* to 12/31/91.....    10.00         0.250            (0.030)          0.220           (0.250)              --       9.97
----------------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO
 Year ended
   12/31/96***..............    15.95         0.105             3.680           3.785           (0.105)          (1.190)     18.44
   12/31/95.................    14.35         0.126             2.951           3.077           (0.154)          (1.323)     15.95
   12/31/94.................    15.26         0.070             0.220           0.290           (0.042)          (1.158)     14.35
   12/31/93.................    12.98         0.019             3.830           3.849           (0.020)          (1.549)     15.26
   12/31/92.................    10.42         0.019             2.560           2.579           (0.019)              --      12.98
   10/30/91* to 12/31/91....    10.00         0.030             0.420           0.450           (0.030)              --      10.42
----------------------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
 Year ended
   12/31/96.................    10.52         0.079             1.551           1.630           (0.082)          (0.138)     11.93
   12/31/95.................    10.38         0.139             0.056           0.195               --           (0.055)     10.52
   12/31/94.................    10.86         0.072            (0.548)         (0.476)              --               --      10.38
   12/1/93* to 12/31/93.....    10.00         0.004             0.859           0.863           (0.003)              --      10.86
----------------------------------------------------------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO
 Year ended
   12/31/96.................     9.24         0.074             2.107           2.181           (0.083)          (0.128)     11.21
   12/31/95.................     9.86         0.080            (0.660)         (0.580)          (0.040)              --       9.24
   12/1/93* to 12/31/93.....    10.00         0.010            (0.154)         (0.144)              --               --       9.86
----------------------------------------------------------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO
   1/4/96* to 12/31/96......    10.00         0.085            1.492            1.577           (0.097)          (0.000)     11.48
----------------------------------------------------------------------------------------------------------------------------------
LAZARD BANTAM VALUE PORTFOLIO
   3/5/96* to 12/31/96......    10.00         0.218            3.108            3.326           (0.218)          (0.528)     12.58
----------------------------------------------------------------------------------------------------------------------------------
* See footnotes on page 8.


                                       16





                                                                                                               NET
                                                                       INVEST-                                ASSETS,
                                                                        MENT      PORTFOLIO     AVERAGE       END OF
                                             TOTAL                     INCOME-    TURNOVER    COMMISSIONS     PERIOD
           PERIOD                           RETURN++    EXPENSES        NET         RATE         RATE**       (000'S)
---------------------------------------------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO
 Year ended
   12/31/96.................                 13.7%       1.08%(h),(i)  7.88%       188.88%           --      $199,083
   12/31/95.................                 13.6        1.09(g)       8.02        205.33                      78,474
   12/31/94.................                 (2.3)       1.05(e)       8.03        195.18                      62,328
   12/31/93.................                 15.6        1.05(d)       6.36        215.60                      34,943
   12/31/92.................                  6.0        1.05(c)      10.57        122.88                       9,641
   10/1/91* to 12/31/91.....                  2.1        1.05+,(b)     9.52+        11.26                       4,256
    ---------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO
 Year ended
   12/31/96***..............                 23.9        0.84(h),(i)   0.60         50.58        0.0575       981,405
   12/31/95.................                 21.5        0.84(g)       0.90         69.68                     646,371
   12/31/94.................                  2.0        0.85          0.51         70.11                     429,673
   12/31/93.................                 30.1        0.88          0.16         98.47                     350,952
   12/31/92.................                 24.8        1.05(c)       0.29        106.91                     168,171
   10/30/91* to 12/31/91....                  4.5        1.05+,(b)     2.47+         5.50                       2,512
---------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
 Year ended
   12/31/96.................                 15.6        1.12          1.67        100.98        0.0150       126,973
   12/31/95.................                  1.9        1.13(g)       1.56        117.53                     115,534
   12/31/94.................                 (4.5)       1.05(e)       0.95        112.92                      83,432
   12/1/93* to 12/31/93.....                  8.7        1.05+,(d)     1.76+         0.84                      13,522
---------------------------------------------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO
 Year ended
   12/31/96.................                 23.6        1.38(h),(i)   1.40         50.87        0.0042       145,328
   12/31/95.................                 (5.9)       1.30(f),(g)   1.22        102.22                      35,216
   12/1/93* to 12/31/93.....                 (1.4)       1.30+,(e)     0.31+        30.68                      17,025
---------------------------------------------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO
   1/4/96* to 12/31/96......                 15.8        1.05+,(h),(i) 1.70+        73.71        0.0422         9,784
---------------------------------------------------------------------------------------------------------------------
LAZARD BANTAM VALUE PORTFOLIO
   3/5/96* TO 12/31/96......                 33.3        1.05+,(h),(i) 2.80+       261.60        0.0402        34,549
---------------------------------------------------------------------------------------------------------------------
                                                                                          * See footnotes on page 18.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOOTNOTES

  *  Commencement of operations.

 ** The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

*** Does not include the operations of the Special Equity Portfolio from January 1, 1996 through June 28, 1996 (acquisition date).

  +  Annualized.

 ++  Total return represents aggregate total return for the periods indicated.
     (a) Includes $.032 per share of distributions from paid-in capital, none of which is a return of capital for tax purposes. (b) If the Investment Manager had not waived management fees and reimbursed certain expenses the ratio of expenses to average net assets (and net investment income per share) would have been 10.84%+ ($0.056) for the International Equity Portfolio, 20.70%+ ($0.293) for the International Fixed-Income Portfolio, 7.80%+ ($0.114) for the Bond Portfolio, 6.22%+ ($0.075) for the Strategic Yield Portfolio, and 11.05%+ ($0.085) for the Small Cap Portfolio.

 (c) If the Investment Manager had not waived management fees and reimbursed certain expenses the ratio of expenses to average net assets (and net investment income per share) would have been 1.53% ($0.050) for the Equity Portfolio, 1.37% ($0.014) for the International Equity Portfolio, 2.80% ($0.176) for the International Fixed-Income Portfolio, 3.23% ($0.251) for the Bond Portfolio, 2.99% ($0.192) for the Strategic Yield Portfolio, and 1.14% ($0.006) for the Small Cap Portfolio.

 (d) If the Investment Manager had not waived management fees and reimbursed certain expenses the ratio of expenses to average net assets (and net investment income per share) would have been 1.18% ($0.020) for the Equity Portfolio, 2.87%+ ($0.010) for the International Small Cap Portfolio, 2.08% ($0.119) for the International Fixed-Income Portfolio, 1.76% ($0.101) for the Bond Portfolio, and 1.63% ($0.058) for the Strategic Yield Portfolio.

 (e) If the Investment Manager had not waived management fees and reimbursed certain expenses the ratio of expenses to average net assets (and net investment income per share) would have been 1.26% ($0.016) for the International Small Cap Portfolio, 1.51% ($0.048) for the International

     Fixed-Income Portfolio, 1.23% ($0.041) for the Bond Portfolio, 1.15% ($0.009) for the Strategic Yield Portfolio and 2.31%+ ($0.034) for the Emerging Markets Portfolio.

 (f) If the Investment Manager and the Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly the ratio of expenses to average net assets (and net investment income per share) would have been 1.25% ($0.678) for the International Fixed-Income Portfolio, .97% ($0.578) for the Bond Portfolio, and 2.00% ($0.034) for the Emerging Markets Portfolio.

 (g) Includes fees paid indirectly. Excluding fees paid indirectly, the expense ratios would have been 0.92% for the Equity Portfolio, 0.95% for the International Equity Portfolio, 1.05% for the International Fixed-Income Portfolio, 0.80% for the Bond Portfolio, 1.08% for the Strategic Yield Portfolio, 0.84% for the Small Cap Portfolio, 1.13% for the International Small Cap Portfolio and 1.30% for the Emerging Markets Portfolio.

(h) If the Investment Manager and the Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly the ratio of expenses to average net assets (and net investment income per share) would have been 0.89% ($0.331) for the Equity Portfolio, 0.91% ($0.166) for the International Equity Portfolio, 1.21% ($0.523) for the International Fixed Income Portfolio, 0.88% ($0.551) for the Bond Portfolio, 1.08% ($0.756) for the Strategic Yield Portfolio, 0.84% ($0.105) for the Small Cap Portfolio, 1.48% ($0.068) for the Emerging Markets Portfolio, 5.06% ($-0.115) for the Global Equity Portfolio, and 1.91% ($0.151) for the Bantam Value Portfolio.

 (i) Includes fees paid indirectly. Excluding fees paid indirectly the expense ratio would have been 0.89% for the Equity Portfolio, 0.90% for the International Equity Portfolio, 0.80% for the Bond Portfolio, 1.05% for the Strategic Yield Portfolio, 0.84% for the Small Cap Portfolio, 1.36% for the Emerging Markets Portfolio, 1.05% for the Global Equity Portfolio, and 1.05% for the Bantam Value Portfolio. Further information about each such Portfolio's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1996 which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

INVESTMENT OBJECTIVES AND POLICIES


Each Portfolio has a different investment objective which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders. If there is a change in the investment objective of a Portfolio, shareholders should consider whether that Portfolio remains an appropriate investment in light of their then-current financial position and needs. The types of portfolio securities in which each Portfolio may invest are described in greater detail below. There can be no assurance, of course, that any of the Portfolios will achieve its respective investment objective.



EQUITY PORTFOLIO

The investment objective of the Equity Portfolio is to seek capital appreciation through investing primarily in equity securities of companies with relatively large capitalizations that appear to the Investment Manager to be inexpensively priced relative to the return on total capital or equity. The Equity Portfolio engages in a value-oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

Under normal market conditions, the Equity Portfolio will invest at least 65% of its total assets in equity securities, including, in addition to common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. In addition, at times judged by the Investment Manager to be appropriate, the Equity Portfolio may hold up to 20% of its total assets in U.S. Government Securities (as described below in "Bond Portfolio") and debt obligations of domestic corporations rated BBB or better by Standard & Poor's

Ratings Group ("S&P"), or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Obligations rated BBB by S&P or Baa by Moody's are considered investment grade obligations that may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the Appendix attached hereto for a description of the ratings of S&P and Moody's. The Equity Portfolio may also invest without limitation in short-term money market instruments of the types described in "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments," including non-convertible corporate debt securities such as notes, bonds and debentures that have remaining maturities of not more than 12 months and are rated AA or better by S&P or Aa or better by Moody's.

The Equity Portfolio may also invest up to 10% of its total assets in foreign equity or debt securities. For a description of the risks associated with investing in foreign securities, see "Additional Permitted Investment Activities and Risk Factors--Investment in Foreign Securities."

The Equity Portfolio may borrow up to one-half of the market value of its assets, less liabilities, in order to increase its investment in portfolio securities, but has no present intention to do so. Any such borrowing will be made only from banks, and will be made only to the extent that the value of the Equity Portfolio's assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings. See "Additional Permitted Investment Activities and Risk Factors--Borrowing for Investment" in the Statement of Additional Information.

Securities owned by the Equity Portfolio are kept under continuing supervision, and changes may be made whenever such securities no longer seem to meet the Equity Portfolio's objective. Changes in the securities owned by the Portfolio also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.


INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the International Equity Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States). The International Equity Portfolio expects to invest its assets principally in common stocks of non-United States companies, although the International Equity Portfolio may have substantial investments in American

Depositary Receipts and Global Depositary Receipts and in convertible bonds and other convertible securities. There is no requirement, however, that the International Equity Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, the International Equity Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments." The Portfolio will not invest in fixed-income securities rated lower than investment grade.

It is the present intention of the Investment Manager to invest the International Equity Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the International Equity Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities see "Additional Permitted Investment Activities and Risk Factors--Investment in Foreign Securities."

In selecting investments for the International Equity Portfolio, the Investment Manager attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Investment Manager seeks to identify companies that it believes are financially productive and undervalued in those markets. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).


The Investment Manager recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Investment Manager relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to

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

successful investment abroad. To this end, the Investment Manager communicates with its affiliates in Paris, London and Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates of the Investment Manager will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.


The International Equity Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates. See "Additional Permitted Investment Activities and Risk Factors--Foreign Currency Forward Exchange Contracts."

When, in the judgment of the Investment Manager, business or financial conditions warrant, the International Equity Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


INTERNATIONAL FIXED-INCOME PORTFOLIO

The investment objective of the International Fixed-Income Portfolio is to seek high total return from a combination of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk, through investing primarily in foreign fixed-income securities of varying maturities. The Portfolio seeks high current yields by investing in a portfolio of fixed-income securities denominated in a range of foreign currencies and in the U.S. Dollar. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the fixed-income securities of companies within, or governments, political subdivisions, authorities, agencies or instrumentalities of, not less than three different countries (not including the United States). The Portfolio has the flexibility to invest in any region of the world. It is the present intention of the Investment Manager, however, to invest the International Fixed-Income Portfolio's assets principally in fixed-income securities of companies within, or governments of, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time, including countries that are considered emerging market countries at the time of investment. For a description of the risks associated with investing in foreign securities, see "Additional Permitted Investment Activities and Risk Factors-- Investment in Foreign Securities."

In pursuing its investment objective, the International Fixed-Income Portfolio invests in a broad range of fixed-income securities. Under normal market conditions, the Investment Manager anticipates that the Portfolio will be invested principally in fixed-income securities with maturities of greater than one year. A longer average maturity is generally associated with a higher level of volatility in the market value of a fixed-income security. The maturity of a security measures only the time until final payment is due; it takes no account of the pattern of the security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. Since the International Fixed-Income Portfolio's objective is to seek total return, the Portfolio will invest in fixed-income obligations with an emphasis on return rather than stability of the Portfolio's net asset value, and the average "duration" of the Portfolio will vary depending on anticipated market conditions. The Portfolio's average "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. In computing the duration of the Portfolio's investment portfolio, the Investment Manager will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates. The Portfolio's average duration generally will be shorter than the Portfolio's average maturity. Under normal market conditions, the Investment Manager anticipates that the average weighted duration of the Portfolio will be in the range of two to eight years.

In order to reduce the International Fixed-Income Portfolio's exposure to foreign currency fluctuations versus the U.S. Dollar, the Portfolio may utilize the following investment strategies: the purchase and sale of foreign currency forward exchange contracts, options on foreign currencies and options on foreign currency futures. The Portfolio may also utilize options and futures contracts for speculative purposes consistent with the Portfolio's investment objective or to reduce market risk. Options and futures are forms of derivative securities. See "Additional Permitted Investment Activities and Risk Factors-- Foreign Currency Forward Exchange Contracts; Options on Foreign Currencies; Futures Contracts and Options on Futures Contracts."

The Portfolio's investments consist of: (i) obligations issued or guaranteed by foreign governments or any of their political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities; (ii) corporate fixed-income securities issued by foreign or U.S. companies; (iii) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million; (iv) commercial paper issued by foreign or U.S. companies; and (v) U.S. Government Securities (as defined below in "Bond Portfolio"). At least 85% of the International Fixed-Income Portfolio's assets will be invested in (i) fixed-income securities rated BBB or better by S&P or Baa or better by Moody's;
(ii) commercial paper issued by foreign or U.S. companies rated A or better by S&P or Prime-2 or better by Moody's; or (iii) fixed-income securities or commercial paper that, if unrated, is determined by the Investment Manager to be of comparable quality. Up to 15% of the value of the Portfolio's assets may be invested in high yield, high risk fixed-income securities that are rated below BBB by S&P and below Baa by Moody's (i.e., below investment grade) or, if unrated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated below investment grade (commonly known as "junk bonds") are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal which may, in any case, decline during sustained periods of deteriorating economic conditions or rising interest rates. The Portfolio has no current intention of investing more than 5% of its total assets in securities that are in default. See the Appendix attached hereto for a description of the ratings of fixed-income securities and commercial paper. For a description of the special risks associated with investing in fixed-income securities rated below investment grade, see "Strategic Yield Portfolio--Special Risk Considerations."

The International Fixed-Income Portfolio may also invest in the fixed-income securities in which the Bond Portfolio may invest, including mortgage-backed securities and asset-backed securities which are forms of derivative securities, as described below. The International Fixed-Income Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

When, in the judgment of the Investment Manager, business or financial conditions warrant, the International Fixed-Income Portfolio may assume a temporary defensive position and invest without limit in high quality short-term debt securities or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


BOND PORTFOLIO

The investment objective of the Bond Portfolio is to build and preserve capital through investing in a range of bonds and fixed-income securities. It is expected that the Portfolio will invest in the following sectors of the bond and fixed-income market: (i) U.S. Government Securities and repurchase agreements pertaining to U.S. Government Securities, and (ii) other fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities and corporate fixed-income securities, including preferred stock of corporate issuers. The percentage of the Portfolio's assets invested in a particular fixed-income sector may shift from time to time in accordance with the judgment of the Investment Manager.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in bonds or other debt instruments with maturities of greater than one year. The Portfolio believes that its investment objective and policies may best be implemented by investing the major portion of the Portfolio's assets in bonds and fixed-income securities rated at least BBB by S&P or Baa by Moody's. The Portfolio may also invest up to 10% of the value of its total assets in bonds and fixed-income securities rated BB or lower by S&P and Ba or lower by Moody's or non-rated bonds and fixed-income securities. Securities in the lower rating categories (commonly known as "junk bonds") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions. For a description of the risks associated with investing in securities in the lower rating categories, see "Strategic Yield Portfolio--Special Risk Considerations." The Portfolio may invest in fixed-income securities that have not received a rating but are determined by the Investment Manager to be of comparable quality to the other securities in which the Bond Portfolio may invest.

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Bond Portfolio may assume a temporary defensive position and invest without limit in short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."

It is anticipated that under normal market conditions, the average duration of the Bond Portfolio's securities will vary from between two to seven years. However, there may be times when, in the Investment Manager's judgment, the average duration of the Portfolio may extend beyond this range, because of extreme economic conditions or extreme undervaluation or overvaluation in the fixed-income markets. See "International Fixed-Income Portfolio" above for a discussion of duration.

The Investment Manager analyzes sectors of the fixed-income market based on yield spread premiums relative to the U.S. Treasury obligations market. Using a variety of valuation techniques, the Investment Manager establishes a yield spread it believes represents the fair value compensation or yield spread premium required to justify the risk of investing in a given sector. Sectors of the fixed-income market which offer compensation in excess of the fair value yield spread will be emphasized by the Portfolio.

The Investment Manager selects individual securities based on maturity, duration and sector characteristics, including yield spread premium relative to risk characteristics. In determining the risk characteristics of a particular security, the Investment Manager analyzes credit quality, event risk, call features and diversification as well as the terms of the bond indenture pursuant to which the security is issued.

Once securities are purchased, performance will be evaluated by the Investment Manager on an on-going basis and a security may be sold if: (i) its yield spread premium as compared to U.S. Treasury obligation yields declines to a level the Investment Manager believes no longer reflects value; (ii) the investment expectations underlying that security are no longer valid; or (iii) the Investment Manager believes another security offers better value.

The Investment Manager's research capability is an important aspect of its program for managing the Bond Portfolio's securities. In addition to the qualitative analysis of sectors and securities, the Investment Manager applies quantitative valuation models to search for value across the entire fixed-income market for securities that meet the Portfolio's investment criteria. Special attention is paid to the valuation of call features and other options.

The Bond Portfolio may utilize options and futures contracts for speculative purposes consistent with its investment objective or to reduce market risk. Options and futures are forms of derivative securities. See "Additional Permitted Investment Activities and Risk Factors--Futures Contracts and Options on Futures Contracts."

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include: (i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Although U.S. Government Securities are backed by the full faith and credit of the U.S. Government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal, due to fluctuations in interest rates there is no guarantee as to the market value of U.S. Government Securities. See "Additional Permitted Investment Activities and Risk Factors" in, and Appendix A to, the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

CORPORATE FIXED-INCOME SECURITIES. The Bond Portfolio may invest in corporate fixed-income securities, including preferred stocks of corporate issuers.

MUNICIPAL SECURITIES. In circum-stances where the Investment Manager determines that investment in municipal obligations would facilitate the Bond Portfolio's ability to accomplish its investment objective, it may invest its assets in such obligations, including municipal bonds issued at a discount. Dividends on shares attributable to interest on municipal securities held by the Portfolio will not be exempt from Federal income taxes. Municipal securities are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal securities could be impaired.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Bond Portfolio may invest without limitation in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, these securities provide periodic payments which generally consist of both interest and principal payments. The estimated life of a mortgage-backed or asset-backed security and the average maturity of a portfolio including such securities varies with the prepayment experience with respect to the underlying debt instruments. Mortgage-backed and asset-backed securities are each a form of derivative security.

MORTGAGE-BACKED SECURITIES--GENERAL. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee by usually having some form of private credit enhancement. An issuer of mortgage-backed securities meeting certain conditions may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxation."

Ginnie Maes are pass-through interests in pools of mortgage loans insured by the Federal Housing Administration or by the Farmer's Home Administration or guaranteed by the Veterans Administration. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due. Fannie Mae is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. FHLMC issues mortgage-related securities representing interests in residential mortgage loans pooled by it. FHLMC is a corporate instrumentality of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral will be collectively referred to herein as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass- through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in a number of different ways. In a common structure, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the separate tranches than exists with the underlying collateral of the CMO. Generally, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Bond Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC" Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel pay CMOs with the required principal on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class (the principal-only or "PO" class) receiving some of the interest and most of the principal from the Mortgage Assets, while the other class (the interest-only or "IO" class) will receive most of the interest and the remainder of the principal. In the most extreme case, the IO class will receive all of the interest, while the PO class will receive all of the principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in IO securities. Due to their structure and underlying cash flows, SMBS may be more volatile than mortgage-backed securities that are not stripped. The staff of the Securities and Exchange Commission (the "Commission") currently considers certain SMBS to be illiquid securities. See "Additional Permitted Investment Activities and Risk Factors--Illiquid Securities" and "Investment Restrictions" below.

CMO RESIDUALS. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The cash flow generated by the Mortgage Assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. See "Stripped Mortgage-Backed Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBS, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933 (the "Securities Act"). CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. The estimated life of Private Pass-Throughs varies with the rate of prepayment on the underlying mortgage loans. See "Special Risk Considerations" below. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support" below.

TYPES OF CREDIT SUPPORT. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories--(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES. The Bond Portfolio also may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

SPECIAL RISK CONSIDERATIONS. The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. As a result, mortgage-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation. Amounts available for reinvestment by the Portfolio are therefore likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Slower prepayments effectively may change a mortgage-backed security that was considered short- or intermediate-term at the time of purchase into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. Were the prepayments on the Portfolio's mortgage-backed securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Generally, asset-backed securities are less likely to experience substantial prepayments than are mortgage-backed securities, primarily because the collateral supporting asset-backed securities is of shorter maturity than mortgage loans; however, certain of the factors that affect the rate of prepayments on mortgage-backed securities (e.g., fluctuations in interest rates and unemployment), affect asset-backed securities, but to a lesser degree.

The Bond Portfolio's return will also be affected by the yields on instruments in which the Portfolio is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

New types of mortgage-backed securities and asset-backed securities are developed and marketed from time to time. Consistent with its investment limitations, the Bond Portfolio expects to invest in those new types of instruments that the Investment Manager believes may assist the Portfolio in achieving its investment objective and to supplement this prospectus to appropriately describe such instruments.

YANKEE SECURITIES. The Bond Portfolio may invest without limitation in so-called "Yankee Securities" which are securities issued by non-U.S. issuers which are denominated in U.S. dollars and which trade and are capable of settlement in U.S. markets. Issuers of Yankee Securities may be corporate or government entities.

Non-rated securities may be considered for investment by the Portfolio when the Investment Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.


STRATEGIC YIELD PORTFOLIO

The investment objective of the Strategic Yield Portfolio is to seek to obtain a total return on its assets by placing approximately equal emphasis on capital appreciation and current income through investing principally in high-yielding fixed-income securities. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

The Strategic Yield Portfolio will seek to achieve its objective through investing, under normal market conditions, at least 65% of the value of its total assets in fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, convertible preferred stocks and the types of mortgage-backed and asset-backed securities in which the Bond Portfolio may invest. The issuers of these obligations include governments, their political subdivisions, agencies or municipalities, and corporations. At least 95% of these obligations when purchased by the Portfolio will have a rating of at least CCC by S&P or Caa by Moody's (commonly known as "junk bonds") or, if not rated, will be of comparable quality as determined by the Investment Manager. The Strategic Yield Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated fixed-income securities of the types described above of foreign issuers. The Strategic Yield Portfolio may invest without limitation in U.S. dollar denominated fixed-income securities of foreign issuers. See "Additional Permitted Investment Activities and Risk Factors--Investment in Foreign Securities."


During the year ended December 31, 1996 the percentages of the Portfolio's assets invested in securities (other than U.S. Treasury obligations or obligations of foreign governments or U.S. or foreign government agencies) rated in particular rating categories by S&P were, on a weighted average basis, as follows:

                        Percentage of
    S&P Ratings       Total Investments
    -----------        ---------------
      TSY                     5.3%
      AGY                     8.6%
      AAA                    11.4%
      AA+                     0.2%
      AA                      2.0%
      AA-                     0.6%
      A+                      1.0%
      A                       1.1%
      A-                      1.4%
      BBB+                    0.7%
      BBB                     0.4%
      BBB-                    0.1%
      BB+                     1.0%
      BB                      1.6%
      BB-                     2.2%
      B+                      4.9%
      B                       6.6%
      B-                     10.8%
      CCC+                    0.6%
      CCC-                    0.3%
      No Rating*             39.4%

*The Investment Manager estimates these securities to have an average rating of BBB-.


The Strategic Yield Portfolio invests in lower-rated fixed-income securities that are commonly referred to as "high-yield securities" or "junk bonds." The Investment Manager believes these securities offer the potential for attractive returns because the yields they afford are generally higher than those of investment grade fixed-income securities. The Investment Manager expects most of the Portfolio's investment securities will pay cash income. In a limited number of cases, however, "zero coupon" or "payment-in-kind" high-yield securities may be purchased when, in the opinion of the Investment Manager, they offer exceptional value relative to their risk. See, "Zero Coupon, `Pay-in-Kind' and `Stripped' U.S. Treasury Securities," below. The Strategic Yield Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

The Investment Manager will attempt to minimize the risk inherent in the high-yield market through investing in a broad range of high-yielding fixed-income securities. In structuring its portfolio of investment securities, the Investment Manager will take into consideration several factors including the issuer, industry, credit rating, currency, country and, in certain cases, the terms of a security's indenture. Security selection techniques used by the Investment Manager will focus on individual issues with appropriate maturity, duration, currency and sector characteristics. Individual securities will be selected by the Investment Manager based on their yield relative to their risk characteristics. In determining the risk characteristics of a particular security, the Investment Manager will analyze the creditworthiness of the issuer as well as the terms of the indenture pursuant to which the security is issued.

Performance of the Portfolio's investments will be continually evaluated by the Investment Manager and a security may be sold if: (i) its yield spread premium as compared to U.S. Treasury obligation yields declines to a level the Investment Manager believes no longer reflects value; (ii) the investment expectations underlying that security are no longer valid; or (iii) the Investment Manager believes another security offers better value.

The Strategic Yield Portfolio may invest up to 5% of the value of its total assets, represented by the premium paid, in the purchase of call and put options on the types of securities in which the Portfolio may invest. The Portfolio may write covered call and put options contracts to the extent that the value of the call or put options, represented by the premium paid, does not exceed 10% of the value of the covered assets. The Strategic Yield Portfolio may purchase and sell call and put options on equity securities and stock indices, to the same extent as it is permitted to purchase and sell call and put options on the types of securities in which it may invest. Options are a form of derivative security. See "Additional Permitted Investment Activities and Risk Factors--Stock or Bond Options."

The Strategic Yield Portfolio may engage in foreign exchange transactions either on a spot basis (for settlement in two business days) at the prevailing rate in the interbank foreign exchange market or through entering into foreign currency forward exchange contracts. A foreign currency forward exchange contract involves the obligation to purchase an amount of a specific currency in return for delivering a different amount of another currency on the specified settlement date. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.

When used for hedging purposes, foreign currency forward exchange contracts will tend to minimize the Portfolio's risk of loss on its foreign securities holdings due to a decline in the value of the underlying currency. However, at the same time, foreign currency forward exchange contracts will tend to limit any potential gain which might result should the value of the underlying currency increase during the contract period. See "Additional Permitted Investment Activities and Risk Factors--Foreign Currency Forward Exchange Contracts."

The Strategic Yield Portfolio may also purchase and sell call and put options on foreign currencies.

ZERO COUPON, "PAY-IN-KIND" AND "STRIPPED" U.S. TREASURY SECURITIES. The Strategic Yield Portfolio may invest in "zero coupon" securities. A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a price which is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security. The Strategic Yield Portfolio may also invest in "pay-in-kind" securities (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

As noted above, zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value. Zero coupon securities and "pay-in-kind" securities may be more speculative and subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

Federal tax law requires that a holder (such as the Strategic Yield Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased (or, in the case of a "pay-in-kind" security, the difference between the issue price and the sum of all the amounts payable on redemption) as income each year even though the Strategic Yield Portfolio receives no interest payment in cash on the security during the year. As a regulated investment company, the Strategic Yield Portfolio must pay out substantially all of its net investment income each year. Accordingly, in any year the Portfolio may be required to pay out as an income distribution an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions would be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realized net capital gains from such transactions, its shareholders might receive a larger capital gain distribution, and incur a potentially greater tax liability, than they would in the absence of such transactions.

The Strategic Yield Portfolio may invest in "stripped" U.S. Treasury securities, which are U.S. Treasury bills issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program, interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have stripped the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Strategic Yield Portfolio's categorization of U.S. Government Securities.

RESTRICTED SECURITIES. The Strategic Yield Portfolio may invest in restricted securities and in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Portfolio's net assets to be invested in all such restricted or not readily marketable (or other illiquid) assets. See "Additional Permitted Investment Activities and Risk Factors--Illiquid Securities" and "Investment Restrictions" below.

SPECIAL RISK CONSIDERATIONS. Securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. There has been unprecedented growth in the size of the market for lower-rated securities over the past several years, although most recently that market has declined in size. This growth occurred during a period of general economic expansion. Lower-rated securities are generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Investment Manager may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Finally, it is noted that the transaction costs with respect to lower-rated securities may be higher, and in some cases information less available, than is the case with investment grade securities.

The use of credit ratings as a method for evaluating lower-rated securities involves certain risks. The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Non-rated securities may be considered for investment by the Strategic Yield Portfolio when the Investment Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Strategic Yield Portfolio may assume a temporary defensive position and invest without limit in investment grade debt securities or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


SMALL CAP PORTFOLIO

The investment objective of the Small Cap Portfolio is to seek capital appreciation through investing primarily in equity securities of United States companies with market capitalizations under $1 billion that are believed by the Investment Manager to be inexpensively priced relative to the return on total capital or equity. The equity securities in which the Small Cap Portfolio may invest include, common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants listed on national or regional securities exchanges or traded over-the-counter. Investments are generally made in equity securities of companies which in the Investment Manager's opinion have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship, i.e. have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon;
(iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Small Cap Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above.

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation, however, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

The Investment Manager continually evaluates the securities owned by the Small Cap Portfolio, and changes may be made whenever the Investment Manager determines such securities no longer meet the Small Cap Portfolio's objective. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Small Cap Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors-- Short-Term Money Market Instruments."


INTERNATIONAL SMALL CAP PORTFOLIO

The investment objective of the International Small Cap Portfolio is to seek capital appreciation. The Portfolio will invest primarily in equity securities of non-United States companies with market capitalizations under $1 billion that are believed by the Investment Manager to be inexpensively priced relative to the return on total capital or equity. The Portfolio will invest in equity securities listed on national or regional securities exchanges or traded over-the-counter of companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America, Canada and such other areas as the Investment Manager may determine from time to time. The International Small Cap Portfolio may also invest in American Depositary Receipts and Global Depositary Receipts and in convertible bonds and other convertible securities. In selecting investments for the International Small Cap Portfolio, the Investment Manager will attempt to ascertain inexpensive markets world-wide through traditional measures of value, including low price-to-earnings ratio, low price-to-book ratio and/or low price-to-cash flow ratio and high yield. The Investment Manager, following a bottom-up approach, seeks to identify securities within such undervalued markets which in the Investment Manager's opinion have one or more of the characteristics listed in the Small Cap Factors. Under normal market conditions, the International Small Cap Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities would generally be invested in large capitalization equity securities or debt securities, including cash equivalents. For a description of the risks associated with investing in small capitalization equity securities see "Small Cap Portfolio" above.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the International Small Cap Portfolio's assets in a particular geographic sector may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities see "Additional Permitted Investment Activities and Risk Factors--Investment in Foreign Securities."

The International Small Cap Portfolio may enter into futures contracts, options on futures contracts, and foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates. Options and futures are forms of derivative securities. See "Additional Permitted Investment Activities and Risk Factors--Futures Contracts and Options on Futures Contracts, Foreign Currency Forward Exchange Contracts."

When, in the judgment of the Investment Manager, business or financial conditions warrant, the International Small Cap Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


EMERGING MARKETS PORTFOLIO

The investment objective of the Emerging Markets Portfolio is to seek long-term capital appreciation. The Portfolio will invest primarily in securities of issuers who are located, or doing significant business, in emerging market countries. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and reduce excessive regulation of commercial activity, including reducing confiscatory tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.

Although the Emerging Markets Portfolio may invest in any issuer in an emerging market, the Emerging Markets Portfolio is likely to focus on, but not be limited to, Latin America, the Pacific Basin and Europe.

Under normal market conditions, the Emerging Markets Portfolio will invest at least 65% of its total assets in securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Emerging Markets Portfolio may be invested in the same or different countries. The percentage of the Emerging Markets Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the judgment of the Investment Manager. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Canada, United Kingdom, France, Germany, Australia, New Zealand, Austria, Belgium, Denmark, Finland, Ireland, Italy, Japan, Netherlands, Norway, Spain, Sweden, Switzerland and United States. For a description of the risks associated with investing in emerging markets see "Additional Permitted Investment Activities and Risk Factors--Investment in Foreign Securities."

The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the emerging market country. The Portfolio will also invest in closed-end investment companies investing in emerging market securities. The Emerging Markets Portfolio may also invest in American Depositary Receipts and Global Depositary Receipts with respect to emerging market securities.

Although the Emerging Markets Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Emerging Markets Portfolio invest exclusively in equity securities. If deemed advisable, the Emerging Markets Portfolio may invest in fixed-income securities and short-term money market instruments. See "Additional Permitted Investment Activities and Risk Factors -- Short-Term Money Market Instruments."

Following a bottom-up approach, the Investment Manager focuses on individual stock selection rather than on forecasting stock market trends. In selecting a specific stock for the Emerging Markets Portfolio, the Investment Manager relies on its own research capability as well as information obtained from brokers located in the emerging market country and information from affiliates of the Investment Manager.

The Emerging Markets Portfolio may enter into futures contracts, options on futures contracts and foreign currency forward exchange contracts to protect against anticipated changes in foreign currency exchange rates. See "Additional Permitted Investment Activities and Risk Factors--Futures Contracts and Options on Futures Contracts, Foreign Currency Forward Exchange Contracts."

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Emerging Markets Portfolio may assume a temporary defensive position and invest in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


GLOBAL EQUITY PORTFOLIO

The investment objective of the Global Equity Portfolio is to seek capital appreciation. The Portfolio will invest primarily in equity securities of companies, both U.S. and non-U.S., that the Investment Manager believes are inexpensively priced relative to the return on total capital or equity. The Global Equity Portfolio engages in a value-oriented search for equity securities of issuers located anywhere in the world. In selecting investments for the Global Equity Portfolio, the Investment Manager attempts to identify inexpensive markets worldwide, including the U.S., through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or potential to improve profitability. In addition, the Investment Manager seeks to identify companies that it believes are financially productive and undervalued in those markets.

At least 80% of the assets of the Global Equity Portfolio are expected to be invested in the equity securities of companies within not less than four countries, including the United States. The percentage of the Global Equity Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. With a focus on stock picking, the country allocation decision is an outgrowth of stock selection and is used as an overlay and risk control mechanism to enhance diversification. Nonetheless, it is the current intention of the Investment Manager that not less than 25% of the assets of the Portfolio be invested in securities of U.S. issuers. For a description of the risks associated with investing in foreign securities see "Additional Permitted Investment Activities and Risk Factors--Investment in Foreign Securities. "

The assets of the Global Equity Portfolio are expected to be invested principally in equity securities, including American Depositary Receipts and Global Depositary Receipts and in convertible bonds and other convertible securities. There is no requirement, however, that the Global Equity Portfolio invest exclusively in equity securities, and, if deemed advisable, the Global Equity Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments." The Global Equity Portfolio will not invest in fixed-income securities rated lower than investment grade.

The Global Equity Portfolio may enter into foreign currency forward exchange contracts, options and futures contracts in order to protect against anticipated changes in foreign currency exchange rates. Options and futures are forms of derivative securities. See "Additional Permitted Investment Activities and Risk Factors--Foreign Currency Forward Exchange Contracts."

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Global Equity Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "Additional

Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


BANTAM VALUE PORTFOLIO

The investment objective of the Bantam Value Portfolio is to seek capital appreciation. The Portfolio will invest primarily in equity securities of companies with market capitalizations under $500 million that are believed by the Investment Manager to be inexpensively priced relative to the return on total capital or equity. The equity securities in which the Bantam Value Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American Depositary Receipts and Global Depositary Receipts. Investments are generally made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the characteristics listed in the Small Cap Factors, as well as a potential for increasing recognition, market capitalization and value. See "Small Cap Portfolio" above.

Under normal market conditions, the Bantam Value Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities would generally be invested in large capitalization equity securities or debt securities, including cash equivalents. For a description of the risks associated with investing in small capitalization equity securities, see "Small Cap Portfolio" above.

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Bantam Value Portfolio may assume a temporary defensive position and invest without limit in larger capitalization companies or short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."


EMERGING WORLD FUNDS PORTFOLIO

The investment objective of the Emerging World Funds Portfolio is to seek capital appreciation. The Portfolio will invest primarily in equity securities of investment funds ("Emerging Markets Funds") that will largely invest in equity securities of companies in one or more emerging markets countries as defined for purposes of the Emerging Markets Portfolio.

The securities of the Emerging Market Funds in which the Portfolio will invest generally will be listed on internationally recognized stock exchanges or trade in international markets, and will generally be trading at a discount to net asset value. The Portfolio may, however, invest directly in equity securities of


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emerging market companies when shares of Emerging Market Funds are selling at a premium, or when a particular emerging market country is not represented in a suitable Emerging Market Fund. The Portfolio may also invest in warrants or options on, and securities convertible into, equity securities of Emerging Market Funds.

The Emerging World Funds Portfolio combines a "top-down" approach to country or market valuation with a "bottom-up" approach to Emerging Market Fund security selection. An emerging market for this purpose is described under "Emerging Markets Portfolio" above. The Investment Manager will concentrate on countries and regions that appear to be fundamentally undervalued using traditional measures of value, which include low price to earnings ratios, high yield and low price to cash flow and price to book value. The Investment Manager will focus on those Emerging Market Funds that are trading at a discount to net asset value where the discount has the prospect for being narrowed or eliminated due to improved performance of the securities held by such fund and/or structural changes to the Emerging Markets Fund such as conversion to an open-end fund.

The assets of the Emerging World Funds Portfolio are expected to be invested principally in equity securities. There is no requirement, however, that the Emerging World Funds Portfolio invest exclusively in equity securities, and, if deemed advisable, the Emerging World Funds Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments." The Emerging World Funds Portfolio will not invest in fixed-income securities rated lower than investment grade. At least 65% of the Portfolio's assets will be invested in Emerging Market Funds.

The Emerging World Funds Portfolio, together with any "affiliated person" (as defined in the Investment Company Act), may purchase only up to 3% of the total outstanding stock of any Emerging Market Fund. Consequently, when affiliated persons of the Portfolio hold shares of an Emerging Market Fund, the Portfolio's ability to invest fully in shares of such Emerging Market Fund is restricted, and the Investment Manager must then select, in some instances, alternative investments that would not have been its first preference. Investment decisions by the investment advisers of the Emerging Market Funds are made independently of the Emerging World Funds Portfolio and the Investment Manager. The investment adviser of one Emerging Market Fund may be purchasing securities of the same issuer the securities of which are being sold by the investment adviser of another Emerging Market Fund. The result of this would be an indirect expense to the Portfolio without accomplishing any investment purpose. In addition, Emerging Market Funds typically pay asset management and other fees. Shareholders of the Emerging World Funds Portfolio may pay, in effect, two fees with respect to the assets of the Portfolio invested in such Emerging Market Funds.

The Emerging World Funds Portfolio may enter into foreign currency forward exchange contracts, options and futures contracts in order to protect against anticipated changes in foreign currency exchange rates. Options and futures are forms of derivative securities. See "Additional Permitted Investment Activities and Risk Factors--Foreign Currency Forward Exchange Contracts."

When, in the judgment of the Investment Manager, business or financial conditions warrant, the Emerging World Funds Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "Additional Permitted Investment Activities and Risk Factors--Short-Term Money Market Instruments."

                                     * * * *

References to maximum or minimum investment limitations with respect to dollar amounts or percentages of each Portfolio's assets mean that such limitations are followed at the time of an investment purchase and that subsequent changes in such dollar amounts or percentages resulting in such maximum or minimum investment limitations being exceeded are not considered violations of such limitations.

Each Portfolio may purchase obligations that are not rated if, in the opinion of the Investment Manager, the obligations are of investment quality comparable to other rated investments that are permitted by each such Portfolio. After purchase by any of the Portfolios, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event will require a sale of such security by a Portfolio. To the extent the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, each Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information. The ratings of S&P and Moody's are more fully described in the Appendix attached hereto.


ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND RISK FACTORS

Except as otherwise noted below, the following description of additional permitted investment activities is applicable to all of the Portfolios.


SHORT-TERM MONEY MARKET INSTRUMENTS

Each Portfolio may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments; provided, however, that, with the exception of the Equity Portfolio, such investments will not ordinarily exceed 5% of the total assets of any Portfolio. Short-term money market instruments in which each Portfolio except the Equity Portfolio may invest include (i) short-term U.S. Government Securities and, in the case of the International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or, in the case of the International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio, of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio and (iv) repurchase agreements relating to the foregoing.

Short-term money market instruments in which the Equity Portfolio may invest have remaining maturities of not more than 12 months and include bank obligations, corporate commercial paper subject to the same quality restrictions as that purchased by the other Portfolios, non-convertible corporate debt securities such as notes, bonds and debentures that are rated AA or better by S&P or Aa or better by Moody's and variable amount master demand notes. For this purpose, bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and other short-term bank obligations. The Equity Portfolio limits its investments in United States bank obligations to obligations of United States banks (including foreign branches and thrift institutions, the obligations of which are guaranteed by the U.S. parent) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("United States banks"). The Equity Portfolio limits its investments in foreign bank obligations to United States dollar denominated obligations of foreign banks (including United States branches), which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 100 largest banks in the world, as determined on the basis of assets; and (iii) have branches or agencies in the United States; and which obligations, in the opinion of the Investment Manager, are of an investment quality comparable to obligations of United States banks that may be purchased by the Portfolio. For a description of variable amount master demand notes, see "Additional Permitted Investment Activities and Risk Factors--Variable Amount Master Demand Notes" in the Statement of Additional Information.


TEMPORARY BANK BORROWING

Each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

With respect to the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Small Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio, temporary or emergency borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the relevant Portfolio's total assets (including the amount borrowed) less liabilities (including the amount borrowed) at the time the borrowing is made. Securities may not be purchased by any of these Portfolios while borrowings in excess of 5% of the value of such Portfolio's total assets are outstanding.

For temporary purposes only in order to meet redemptions, the Equity Portfolio may borrow from banks up to 10% of the current value of its total net assets.

Such borrowings may be secured by the pledge of not more than 10% of the value of the Portfolio's total net assets and investments may not be purchased by the Equity Portfolio while any such borrowing exists. Temporary borrowing by the Equity Portfolio will be included in calculating the Portfolio's required 300% coverage described in "Additional Permitted Investment Activities and Risk Factors--Borrowing for Investment" in the Statement of Additional Information.


FLOATING AND VARIABLE RATE INSTRUMENTS

Certain of the obligations that the Portfolios may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Manager monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

The floating and variable rate obligations that the Portfolios may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that such Portfolio's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction that no Portfolio may invest an amount equal to 10% or more of the


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

current value of its net assets in illiquid securities. See "Illiquid Securities" and "Investment Restrictions" below.


LETTERS OF CREDIT

Municipal obligations, certificates of participation therein, commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Manager, are of investment quality comparable to other permitted investments of the Portfolios may be used for letter of credit-backed investments.


LOANS OF PORTFOLIO SECURITIES

In order to increase income, each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Portfolio will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Portfolio may receive as collateral will not become part of such Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. No Portfolio will lend securities having a value that exceeds 10% (331/3% in the case of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio) of the current value of its total assets. Loans of securities by a Portfolio will be subject to termination at the

Portfolio's or the borrower's option. Each Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund or the Investment Manager.

The Equity Portfolio has no present intention to enter into loans of portfolio securities.


REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements in order to permit the Portfolio to keep all of its assets at work while retaining "overnight" or short-term flexibility in pursuit of investments of a longer-term nature. A repurchase agreement arises when the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Portfolio may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by that Portfolio. If the seller defaults and the value of the underlying securities has declined, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolio's disposition of the security may be delayed or limited.

A Portfolio may not enter into a repurchase agreement if, as a result, more than 10% of the value of that Portfolio's net assets would be invested in repurchase agreements with a maturity of more than seven days and other illiquid securities. See "Illiquid Securities" and "Investment Restrictions" below. The Portfolios will enter into repurchase agreements only with broker-dealers and commercial banks that meet guidelines established by the Board of Directors.


WHEN-ISSUED SECURITIES

Each Portfolio may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Portfolio will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuations and no income accrues to the purchaser prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Each Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account remains equal to the amount of such commitments.


ILLIQUID SECURITIES

Each Portfolio may invest up to 10% of the value of its net assets in illiquid securities. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) with respect to the International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio, options purchased by each of these Portfolios over-the-counter and the cover for options written by each of these Portfolios over-the-counter, and
(iii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. The Equity Portfolio may invest up to 5% of the value of its assets, taken at cost, in such securities which must be registered under the Securities Act before they may be offered or sold to the public.

The Investment Manager will monitor the liquidity of such restricted securities with respect to each Portfolio under the supervision of the Fund's Board of Directors. See the Statement of Additional Information for further discussion of illiquid securities.


INVESTMENT IN UNSEASONED COMPANIES

Assets of each Portfolio may be invested in securities of companies that have operated for less than three years, including the operations of predecessors ("Unseasoned Companies"). Each Portfolio has undertaken that it will not make investments that will result in more than 5% (10% in the case of the Small Cap Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio) of its total assets being invested in the securities of Unseasoned Companies and equity securities that are not readily marketable. See "Illiquid Securities" above. Investing in securities of Unseasoned Companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies. Such securities may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain issuers of such securities may lack a significant operating history and be dependent on products or services without an established market share.


AMERICAN AND GLOBAL DEPOSITARY RECEIPTS

Certain of the Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States, banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.


INVESTMENT IN FOREIGN SECURITIES

The International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may invest without limitation in foreign securities. The Strategic Yield Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated, and may invest without limitation in U.S. dollar denominated, fixed-income securities of foreign issuers. The Equity Portfolio and Bantam Value Portfolio may each invest up to 10% of its total assets in foreign equity and debt securities provided that they are trading in U.S. markets or are listed on a domestic securities exchange or represented by American Depositary Receipts or Global Depositary Receipts.

Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.


FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

Each of the International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may purchase or sell foreign currency forward exchange contracts ("forward contracts") for speculative purposes consistent with such Portfolio's investment objective or to attempt to minimize the risk from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Each Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may, for example, enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge").


Under certain conditions, Commission guidelines require investment companies to set aside permissible liquid assets in a segregated custodial account to cover forward contracts. As required by Commission guidelines, the Portfolios will segregate assets to cover forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes.



DERIVATIVES


Certain of the Portfolios may invest in derivative securities ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of a Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investment securities.


Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its investments are exposed in much the same way as a Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio's performance.


If a Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The International Fixed-Income Portfolio, Bond Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities or corporate debt securities ("futures contracts") and may purchase and write "covered" put and call options to buy or sell futures contracts ("options on futures contracts"). The International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may also enter into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies, called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Bond Portfolio will be traded on U.S. exchanges or over-the-counter. At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment based on a percentage of a contract's face value. The futures contract is valued daily thereafter and the Portfolio may be required to contribute additional cash or securities that reflects any decline in the contract's value. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the portfolio securities of the Portfolio or adversely affect the prices of securities or foreign currencies, which the Portfolio intends to purchase at a later date. See "Additional Permitted Investment Activities and Risk Factors" in the Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.


WARRANTS

Each of the Equity Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may invest not more than 5% of its total assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). In addition, not more than 2% of the assets of any of these Portfolios may, at the time of purchase, be invested in warrants that are not listed on an exchange. Warrants represent rights to repurchase equity securities and debt securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Equity Portfolio may only purchase warrants on securities in which it may invest directly.


STOCK OR BOND OPTIONS

The Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may for hedging purposes purchase put and call options and write covered put and call options on securities in which it may invest directly and that, in the case of the Equity Portfolio, are traded on registered domestic securities exchanges. The Strategic Yield Portfolio may invest up to 5% of its total assets, represented by the premium paid, in the purchase of call and put options on the types of securities in which the Portfolio may invest. The Strategic Yield Portfolio may also write covered call and put options contracts to the extent that the value of the call or put options, represented by the premium paid, does not exceed 10% of the value of the covered assets. The Strategic Yield Portfolio may purchase and sell call and put options on equity securities and stock indices, to the same extent as it is permitted to purchase and sell call and put options on the types of securities in which it may invest. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put option, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.


Each of the Equity Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may write put and call options only if they are "covered," and such options must remain "covered" as long as the Portfolio is obligated as a writer. A call option is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in permissible liquid assets in a segregated account with the Fund's custodian. A put option is "covered" if the Portfolio maintains permissible liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Portfolio would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the

Portfolio would incur a loss equal to the difference between the exercise price and the market value, less the premium received for writing the option.

The principal reason for purchasing put options is to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Portfolio's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

The Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may purchase and sell put and call options on stock indices traded on national, domestic or foreign, securities exchanges, although the Equity Portfolio currently intends to limit investments in options on stock indices to no more than 5% of its total assets. See "Additional Permitted Investment Activities and Risk Factors--Investment in Options on Stock Indices" in the Statement of Additional informtion for a description of options on stock indices.


OPTIONS ON FOREIGN CURRENCIES

The International Fixed-Income Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on a Portfolio's investments in options on foreign currencies, although the International Fixed-Income Portfolio will limit its investments in options traded on the over-the-counter market to no more than 10% of the market value of the Portfolio's net assets. See the Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.


DIVERSIFICATION

The Equity Portfolio is operated as a "diversified" portfolio as that term is defined in the Investment Company Act. As such, the Portfolio has at least 75% of the value of its total assets invested in cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies and "other securities." For these purposes, "other securities" are securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

The International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Small Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio are "non-diversified," which means that none of the Portfolios is limited in the proportion of its assets that may be invested in the securities of a single issuer. Because these Portfolios are non-diversified and each may invest in a smaller number of individual issuers than a diversified investment company, an investment in any of these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Each of the Portfolios intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. A Portfolio's investments in U.S. Government Securities are not subject to these limitations.

PORTFOLIO TURNOVER

Except as noted below, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits. When circumstances warrant, however, securities may be sold without regard to the length of time held.


Although a Portfolio cannot accurately predict its annual portfolio turnover rate, the Investment Manager does not expect the annual portfolio turnover of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or Emerging World Funds Portfolio to exceed 100%. A 100% annual portfolio turnover rate would occur, for example, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of many other investment companies, including those which emphasize capital appreciation as a basic policy, and may result in correspondingly greater brokerage commissions being paid by the Portfolio.

The International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio will actively use trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies. The Investment Manager anticipates that the annual turnover in the International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio may be in excess of 200% in future years (but is not expected to exceed 300%). A 200% turnover rate is greater than that of most other investment companies. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. However, in order for each Portfolio to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of each Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Taxation."
--------------------------------------------------------------------------------
The foregoing investment objectives and related policies and activities of each of the Portfolios, except as indicated above, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders.


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


INVESTMENT RESTRICTIONS

The following investment restrictions and, except as otherwise noted, those specifically so described in the Statement of Additional Information, are fundamental policies of each of the Portfolios that may be changed only when permitted by law and approved by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act and as described under "Organization and Description of Capital Stock" in the Statement of Additional Information. The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different fundamental investment restrictions.

In addition to the fundamental investment restrictions listed in the Statement of Additional Information, no Portfolio may:

(i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described above in "Additional Permitted Investment Activities and Risk Factors--Temporary Bank Borrowing", (B) the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or Emerging World Funds Portfolio also may borrow money to the extent permitted under the Investment Company Act and, as a non-fundamental policy, may pledge, hypothecate, mortgage or otherwise encumber its assets to secure permitted borrowings; provided, however, that the International Small Cap Portfolio, the Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or Emerging World Funds Portfolio will not make new investments to the extent borrowings exceed 5% of the total assets of the Portfolio, except for borrowings that are covered within the interpretations of Section 18(f) of the Investment Company Act and (C) the Equity Portfolio may additionally utilize leverage as described in "Additional Permitted Investment Activities and Risk Factors-- Borrowing for Investment" in the Statement of Additional Information. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;


(ii) make loans, except loans of portfolio securities not having a value in excess of 10% (331/3% in the case of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or Emerging World Funds Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

(iii) invest in illiquid securities as defined in "Additional Permitted Investment Activities and Risk Factors--Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities (this restriction is not a fundamental policy of the Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio); or

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, that, this restriction is not a fundamental policy of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or Emerging World Funds Portfolio and provided, further, that (A) the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may purchase securities of other investment companies to the extent permitted under the Investment Company Act (this restriction is not a fundamental policy of these Portfolios) and (B) the Equity Portfolio, International Equity Portfolio and Small Cap Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets.


MANAGEMENT


DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.


INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS


Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10020, has entered into investment management agreements with the Fund on behalf of each of the Portfolios. The investment management agreements entered into by Lazard Asset Management will collectively be referred to herein as the "Management Agreements" and, where appropriate, individually as the "Management Agreement."

Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. The Investment Manager has selected Lazard Freres as a broker for certain portfolio securities transactions with respect to the Portfolios. Lazard Freres performs such brokerage services in conformity with Rule 17e-1 under the Investment Company Act and procedures adopted by the Fund's Board of Directors. In addition, the Investment Manager may allocate brokerage transactions to brokers who direct to the Investment Manager persons who purchase Portfolio shares.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to client discretionary accounts with assets totalling approximately $38.1 billion as of December 31, 1996. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.


Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreements, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.

Each of the Portfolios pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio: Equity Portfolio, .75%; International Equity Portfolio, .75%; International Fixed-Income Portfolio, .75%; Bond Portfolio, .50%; Strategic Yield Portfolio, .75%; Small Cap Portfolio, .75%; International Small Cap Portfolio, .75%; Emerging Markets Portfolio, 1.00%; Global Equity Portfolio, .75%; Bantam Value Portfolio, .75%; and Emerging World Funds Portfolio, .75%. The investment management fees are accrued daily and paid monthly.


Each Portfolio will bear all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Portfolio's Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors and the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent. For a more detailed description of the expenses to be borne by the Portfolios, see "Management" in the Statement of Additional Information. For a description of expense reimbursement arrangements see "Fee Table."

Each of the Management Agreements provides that the Investment Manager will reimburse each Portfolio for the Portfolio's expenses (exclusive of interest, taxes, brokerage, distribution expenditures and extraordinary expenses, all to the extent permitted by applicable state securities law and regulations) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. The Fund may not qualify the shares of each Portfolio for sale in every state.



ADMINISTRATOR


State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund. Under the Administration Agreement, State Street receives from each Portfolio, an annual fee of $45,000 plus .02% of the value of such Portfolio's average daily net assets up to $1 billion and .01% of such assets in excess of $1 billion.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios and bears the cost of printing and mailing prospectuses to potential investors.


PRINCIPAL MANAGERS

The name and title of each of the principal persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

EQUITY PORTFOLIO: Herbert W. Gullquist. (Since inception). Mr. Gullquist is a Managing Director of the Investment Manager and has been with the Investment Manager since 1982.

MICHAEL S. ROME. (Since 1991). Mr. Rome is a Managing Director of the Investment Manager and has been with the Investment Manager since 1991.

SMALL CAP PORTFOLIO: Herbert W. Gullquist. (Since inception). Mr. Gullquist's biographical information is described under "Equity Portfolio".

MICHAEL S. ROME. (Since January 1, 1995). Mr. Rome's biographical information is described under "Equity Portfolio".


EILEEN ALEXANDERSON. (Since inception). Ms. Alexanderson is a Managing Director of the Investment Manager and has been with the Investment Manager since 1979.


LEONARD M. WILSON. (Since inception). Mr. Wilson has been a Senior Vice President of the Investment Manager since 1988.

BRADLEY J. PURCELL. (Since inception). Mr. Purcell is a Vice President of the Investment Manager and has been with the Investment Manager since 1991.

INTERNATIONAL EQUITY PORTFOLIO: Herbert W. Gullquist. (Since inception). Mr. Gullquist's biographical information is described under "Equity Portfolio".


JOHN R. REINSBERG. (Since January 1992). Mr. Reinsberg is a Managing Director of the Investment Manager and has been with the Investment Manager since 1992.


INTERNATIONAL FIXED-INCOME PORTFOLIO: Thomas F. Dunn. (Since January 1, 1995). Mr. Dunn is a Managing Director of the Investment Manager and has been with the Investment Manager since January 1, 1995. Prior thereto, he was a Senior Vice President of Goldman Sachs Asset Management.


IRA O. HANDLER. (Since 1992). Mr. Handler is a Senior Vice President of the Investment Manager and has been a Global & Emerging Fixed-Income Portfolio Manager of the Investment Manager since 1992.

BOND PORTFOLIO: Thomas F. Dunn. (Since January 1, 1995). Mr. Dunn's biographical information is described under "International Fixed-Income Portfolio".

STRATEGIC YIELD PORTFOLIO: Thomas F. Dunn. (Since January 1, 1995). Mr. Dunn's biographical information is described under "International Fixed-Income Portfolio".

IRA O. HANDLER. (Since 1993). Mr. Handler's biographical information is described under "International Fixed-Income Portfolio".

INTERNATIONAL SMALL CAP PORTFOLIO: HERBERT W. GULLQUIST. (Since inception). Mr. Gullquist's biographical information is described under "Equity Portfolio".

JOHN R. REINSBERG. (Since inception). Mr. Reinsberg's biographical information is described under "International Equity Portfolio".

EMERGING MARKETS PORTFOLIO: HERBERT W. GULLQUIST. (Since inception). Mr. Gullquist's biographical information is described under "Equity Portfolio".

JOHN R. REINSBERG. (Since inception). Mr. Reinsberg's biographical information is described under "International Equity Portfolio".

GLOBAL EQUITY PORTFOLIO: HERBERT W. GULLQUIST. (Since inception). Mr. Gullquist's biographical information is described under "Equity Portfolio."

JOHN R. REINSBERG. (Since inception). Mr. Reinsberg's biographical information is described under "International Equity Portfolio".

MICHAEL S. ROME. (Since inception). Mr. Rome's biographical information is described under "Equity Portfolio".

BANTAM VALUE PORTFOLIO: HERBERT W. GULLQUIST. (Since inception). Mr. Gullquist's biographical information is described under "Equity Portfolio."

MICHAEL S. ROME. (Since inception). Mr. Rome's biographical information is described under "Equity Portfolio".

EILEEN ALEXANDERSON. (Since inception). Ms. Alexanderson's biographical information is described under "Small Cap Portfolio".

LEONARD M. WILSON. (Since inception). Mr. Wilson's biographical information is described under "Small Cap Portfolio".

BRADLEY J. PURCELL. (Since inception). Mr. Purcell's biographical information is described under "Small Cap Portfolio".

EMERGING WORLD FUNDS PORTFOLIO: ALEXANDER E. ZAGOREOS. (Since inception). Mr. Zagoreos is a Managing Director of the Investment Manager and has been with the Investment Manager since 1977.


DETERMINATION OF NET ASSET VALUE

Net asset value per share of each Class for each Portfolio is determined by the Fund's custodian, State Street Bank and Trust Company (the "Custodian"), on each day the New York Stock Exchange is open for trading. The net asset value per share of each Class of each Portfolio is computed by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m. New York time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.

Any security held by any Portfolio for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System, is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

The Small Cap Portfolio, International Small Cap Portfolio and Bantam Value Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Small Cap Portfolio, International Small Cap Portfolio or Bantam Value Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.


PURCHASE OF SHARES


The minimum initial investment is $10,000 for Open Shares of each Portfolio, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of a least $10,000, and $1,000,000 for Institutional Shares of each Portfolio. Investments in Institutional Shares made by directors, members and employees of Lazard Freres and affiliated companies and their relatives or by the trustees of benefit plans covering those individuals are subject to a $5,000 minimum initial investment requirement for each Portfolio. The minimum initial investment for an IRA (Open Shares Only) opened directly with the Fund is $10,000.00 with subsequent IRA investment minimum of $1,000.00. All minimums may, however, be waived in the sole discretion of the Fund. The minimum subsequent investment for all investors is $1,000 for Open Shares and $5,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. Fund shares are sold without a sales charge. Securities dealers and other institutions effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.


Shares of any Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ, a recognized non-U.S. exchange or non NASDAQ listing with at least two market makers. The Fund and Lazard Freres reserve the right to reject any purchase order. All funds will be invested in full and fractional shares.


PURCHASES THROUGH THE TRANSFER AGENT

Orders for shares of all of the Portfolios will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value. See "Determination of Net Asset Value." The Transfer Agent and the Distributor may, in certain cases, agree to next day settlement for certain purchases through the Transfer Agent.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions."


INITIAL PURCHASE BY WIRE

1. Telephone toll free from any continental state: (800) 986-3455. Give the Portfolio(s) and Class of shares to be invested in, name(s) in which shares are to be registered, address, social security or tax identification number (where applicable), dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.


2. Instruct the wiring bank to transmit the specified amount in federal funds ($10,000 or more for Open Shares or $1,000,000 or more for Institutional Shares), giving the wiring bank the account name(s) and assigned account number, to the Custodian:


   ABA #: 011000028 State Street Bank and Trust Company
   Boston, Massachusetts
   Custody and Shareholder Services Division

   DDA 9905-2375
   Attention: (Name of Portfolio and Class of Shares)
      The Lazard Funds, Inc.
   Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the Transfer Agent:

   Boston Financial Data Services Inc.
   P.O. Box 9363
   Boston, Massachusetts 02205-9363
   Attention: (Name of Portfolio and Class of Shares)
      The Lazard Funds, Inc.

ADDITIONAL PURCHASES BY WIRE


Instruct the wiring bank to transmit the specified amount ($1,000 or more for Open Shares, or $5,000 or more for Institutional Shares) in federal funds to State Street Bank and Trust Company as instructed in Item 2 above.



INITIAL PURCHASE BY MAIL

1. Complete a Purchase Application. Indicate the services to be used.


2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to the Portfolio whose shares are to be purchased, to Boston Financial Data Services Inc. at the address set forth in Item 3 above.



ADDITIONAL PURCHASES BY MAIL


1. Make a check ($1,000 or more for Open Shares, or $5,000 or more for Institutional Shares) payable to the Portfolio whose shares are to be purchased. Write the shareholder's account number on the check.


2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to Boston Financial Data Services Inc. at the address set forth in Item 3 above.


All purchases made by check should be in U.S. dollars and made payable to The Lazard Funds, Inc. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.



PURCHASES THROUGH A LAZARD FRERES BROKERAGE ACCOUNT

Shares of all of the Portfolios are sold by Lazard Freres only to customers of Lazard Freres, without a sales charge, on a continuing basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard Freres. Payments must be made to Lazard Freres within three business days of the order. Because Lazard Freres does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. See "Management" in the Statement of Additional Information.



PURCHASE BY AUTOMATIC INVESTMENT (OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in one or more of the Portfolios through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investment at almost any interval by transfers of a minimum of $250 into their established Fund Account on any day the New York Stock
Exchange is open for trading. Contact the Fund to obtain an Automatic Investment Plan application or should you require more information.


INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an investment for existing IRAs. Shares may be purchased for IRAs established with other authorized custodians using a regular fund application.


DIRECT IRA ACCOUNT

A Direct IRA rollover account may be established with the Lazard Funds through a custodial account with State Street. Completion of a Lazard Funds IRA application is required in order to create such an account. The minimum initial investment for an IRA rollover account is $10,000. Contributions to IRAs are subject to limits set by the Internal Revenue Service. For a Direct IRA Account a $5 establishment fee and an annual $12 maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10.00 termination fee will be charged and paid to State Street when the account is closed. For more information on IRA's call the Fund toll free at 1-800-823-6300.



REDEMPTION OF SHARES

Upon receipt by the Transfer Agent, Lazard Freres or other agent of a redemption request in proper form, shares of any Portfolio will be redeemed at their next determined net asset value. See "Determination of Net Asset Value." For the shareholder's convenience, the Fund has established several different redemption procedures.

REDEMPTIONS THROUGH THE TRANSFER AGENT


SHAREHOLDERS OF A PORTFOLIO WHO DO NOT HAVE A BROKERAGE ACCOUNT WITH LAZARD FRERES SHOULD SUBMIT THEIR REDEMPTION REQUESTS TO THE TRANSFER AGENT BY MAIL (SEE ITEMS 1-4 BELOW). Redemption requests should be mailed to the Transfer Agent at the address set forth in Item 4 below. Upon receipt by the Transfer Agent of a redemption request in proper form, shares of a Portfolio will be redeemed at their next determined net asset value. See "Determination of Net Asset Value." Shares held in securities accounts at Lazard Freres may be redeemed through Lazard Freres. See "Redemptions through a Lazard Freres Brokerage Account."


1. Write a letter of instruction to the Fund. Indicate the dollar amount or number and Class of shares to be redeemed, and the shareholder's Portfolio account number, and social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.


3. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.


4. Mail the letter to the Transfer Agent at the following address:

   Boston Financial Data Services Inc.
   P.O. Box 9363
   Boston, Massachusetts 02205-9363
   Attention: (Name of Portfolio and Class of Shares)
      The Lazard Funds, Inc.


Checks for redemption proceeds normally will be mailed within seven days, where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared the 15 day holding period. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the check issued to a redeeming shareholder for such proceeds has cleared.


When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.


REDEMPTIONS THROUGH A LAZARD FRERES BROKERAGE ACCOUNT


Redemption requests for shares of a Portfolio submitted to and received by Lazard Freres are effected at the net asset value of the Portfolio next determined after redemption instructions are received from a customer by Lazard Freres. The Fund imposes no charges when shares are redeemed. Securities dealers and other institutions may charge their clients a fee for effecting redemptions of Fund shares.


Lazard Freres may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for such proceeds or prior to disbursement or reinvestment of such proceeds on behalf of the shareholder.
--------------------------------------------------------------------------------

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Commission, exists making disposal of portfolio securities or determination of the value of the net assets of the Portfolios not reasonably practicable.

The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.



The Fund has secured a $50 million committed line of credit from State Street to assist in meeting redemption requests when deemed necessary.



REDEMPTION OF SMALL ACCOUNTS (OPEN SHARES ONLY)

Due to the disproportionately higher cost of servicing small accounts, each Fund reserved the right to redeem, on not less than 30 days; notice, an account that through redemptions has a value of $500 ($250 for IRAs) or less. However, if during the 30 day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for IRAs). This restriction will not apply.


DISTRIBUTION AND SERVICING PLAN
(OPEN SHARES ONLY)

Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution and Servicing Plan, the Fund pays Lazard Freres for advertising, marketing and distributing each Portfolio's Open Shares and for the provision of certain services to the holders of Open Shares a fee at an annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Contest Rules of the NASD. Under the Distribution and Servicing Plan, Lazard Freres may make payments to third parties in respect of these services. From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Open Shares and for payments to third parties are payable without regard to actual expenses incurred.



EXCHANGE PRIVILEGE

Shares of any of the Portfolios that have been held for seven days or more may be exchanged for shares of the same Class of one of the other Portfolios in an identically registered account. All exchanges are subject to the minimum initial and minimum subsequent investment requirements.

A shareholder may exchange shares by writing or, if the shareholder has so elected, by calling the Transfer Agent. To elect to initiate exchanges by telephone the shareholder must have properly completed either a Purchase Application authorizing such exchanges or a Telephone Exchange Authorization Form and submitted either to the Transfer Agent in advance of the first such exchange. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the

Transfer Agent, including the requirement that a form of personal identification be provided. If either the Fund or the Transfer Agent fails to follow these procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. None of the Portfolios, Lazard Freres nor the Transfer Agent will be liable, however, for any loss, liability, cost or expense for acting upon telephone instructions for exchanges reasonably believed to be genuine, and the investor accordingly bears the risk of unauthorized telephone requests for exchanges in these circumstances.

Procedures applicable to redemption of a Portfolio's shares are also applicable to exchanging shares. The exchange privilege with respect to the shares of any of the Portfolios is available only in states in which shares of that Portfolio may be legally sold. The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time. A capital gain or loss for tax purposes will be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income on shares of the International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio will be declared each business day and paid monthly. Shares of the International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio will begin earning dividends once the purchase amount for such shares has been accepted and converted into Federal Funds and will continue to earn dividends through the day a redemption order for such shares is executed. Dividends from net investment income on shares of the Equity Portfolio will be declared and paid quarterly. Dividends from net investment income on shares of the International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio generally will be declared and paid annually but may be declared and paid twice annually. Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio would also include dividends. Net realized capital gains from each of the Portfolios, if any, generally will be distributed annually but may be distributed twice annually.

Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares. See "Fee Table."


Dividends and distributions will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Portfolio forwards to the Custodian the monies for dividends to be paid in cash on the payment date.


TAXATION


U.S. FEDERAL INCOME TAXES

It is intended that each Portfolio will qualify as a regulated investment company under Subchapter M of the Code. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders. In order to qualify as a regulated investment company for any taxable year, each Portfolio must, among other things, (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

Dividends from net investment income (including net short-term capital gains) will be taxable to the shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, will be taxable to the shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares.

Any dividend or distribution received by a shareholder on shares of a Portfolio shortly after the purchase of such shares by him will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution, although in effect a return of capital, is subject to applicable taxes to the extent that the investor is subject to such taxes. If a shareholder holds shares less than six months and during that period receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such gain.

Corporate shareholders of the Equity Portfolio, Small Cap Portfolio, Global Equity Portfolio and Bantam Value Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios other than the Equity Portfolio, Small Cap Portfolio, Global Equity Portfolio and Bantam Value Portfolio will not qualify for the dividends-received deduction. Each year the Fund will notify shareholders of the federal income tax status of distributions.

The International Fixed-Income Portfolio and the Bond Portfolio may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the International Fixed-Income Portfolio and the

Bond Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the International Fixed-Income Portfolio and the Bond Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Portfolios.

Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Dividends and distributions paid by a Portfolio may be subject to state and local taxes. Prior to investing in shares of a Portfolio a prospective shareholder should consult his tax adviser concerning the federal, state and local tax consequences of such an investment.

The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations or trusts. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations or trusts may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from a Portfolio.


FOREIGN INCOME TAXES

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. It is anticipated that the International Equity Portfolio, International Small Cap Portfolio,

Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio will be operated so as to meet the requirements of the Code to "pass through" to such Portfolio's shareholders credits for foreign income taxes paid, but there can be no assurance that it will qualify. It is possible that the credit for foreign taxes will pass through to shareholders of the International Fixed-Income Portfolio and the Strategic Yield Portfolio.


ACCOUNT SERVICES


Shareholders will be sent a Statement of Account from Lazard Freres, as agent of the Fund, whenever a share transaction is effected in the accounts. Shareholders can write or call the Fund at the address and telephone number on the cover of this Prospectus with any questions relating to their investment shares of any of the Portfolios.



SHAREHOLDERS SERVICES

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in one or more of the Portfolios. A monthly summary of accounts can be provided, showing for each account the account number, the month-end share balance and the dividends and distributions paid during the month.


ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK


The authorized capital stock of the Fund consists of 1,550,000,000 shares of common stock, $.001 par value. The Fund's Board of Directors has authorized the following eleven portfolios: Equity Portfolio, International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio. Shares of each Portfolio are classified into two classes of shares--Open Shares and Institutional Shares. The Fund's Board of Directors may, in the future, designate and authorize additional portfolios or the issuance of other classes of capital stock. All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more complete statement of the voting rights of shareholders is contained in the

Statement of Additional Information. All shares of the Fund, will be validly issued, fully paid and non-assessable. As of April 15, 1997, the Investment Manager had the power to vote a sufficient number of the outstanding shares of the Fund so that the Investment Manager would be deemed to be a controlling person of the Fund.


On January 1, 1992, the Fund on behalf of the Equity Portfolio acquired the assets and liabilities of Lazard Equity Fund, formerly a portfolio of Scudder Fund, Inc. ("Scudder Fund") an open-end, diversified management investment company.

Lazard Freres has agreed to indemnify Scudder Fund and its directors from any and all claims arising out of the transfer of assets to the maximum extent that Scudder Fund would be so permitted by the Maryland General Corporation Law, subject to the limitations of the Investment Company Act. In addition, the Fund has agreed to indemnify, with respect to the Equity Portfolio, the Scudder Fund and its directors and officers from claims arising out of acts or omissions occurring prior to the transfer to the same extent that such individuals could have been indemnified by Scudder Fund. If, however, the Fund (or the Equity Portfolio) ceases to exist, Lazard Freres has agreed, in lieu of the Fund, to indemnify the directors and officers of Scudder Fund as set forth in the next preceding sentence.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than 10% of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.


CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc. serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding any of the Portfolio's investment policies or which securities are to be purchased or sold for any Portfolios. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.

REPORTS TO SHAREHOLDERS

The fiscal year of the Fund ends on December 31 of each year. The Fund sends to the shareholders of each Portfolio, at least semi-annually, reports showing the investments in each of the Portfolios and other information (including unaudited financial statements) pertaining to each Portfolio. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year.


PERFORMANCE INFORMATION

From time to time the Portfolios may advertise their "average annual total return" and their "actual total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show what the investment results of each Class of the Portfolio would have been over a specified period of time (such as one, five, or ten years, or the period of time since commencement of operations, if shorter) assuming that all distributions and dividends by the Portfolio were reinvested on their reinvestment dates during the period less all recurring fees. Both types of total return are computed in the same manner, except that the "average annual total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "actual total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.


Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expected to be lower than that of Institutional Shares. See "Distribution and Servicing Plan."

APPENDIX

BOND AND COMMERCIAL PAPER RATINGS


S&P BOND RATINGS

A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating C is reserved for income bonds on which no interest is being paid. Debt rated D is in default and payments of interest and/or repayment of principal is in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


MOODY'S BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings are as follows:
Aaa--judged to be the best quality, carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.


S&P'S COMMERCIAL PAPER RATINGS

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, l, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating C is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated D is either in default or is expected to be in default upon maturity.


MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

The rating category Not Prime encompasses all other rated commercial paper issuers.

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10020
Telephone: (800) 823-6300


Investment Manager
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10020



Distributor
Lazard Freres & Co. llc
30 Rockefeller Plaza
New York, New York 10020


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


Transfer Agent and
Dividend Disbursing Agent
Boston Financial Data Services Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363


Independent Public Accountants
ABA Seymour Schneidman Financial Services
  Group,  a division of Anchin,  Block & Anchin LLP
1375 Broadway New York,  New
York 10018



Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

               LAZARD FUNDS

                      30 Rockefeller Plaza
                      58th Floor
                      New York, NY 10020
                      Telephone 800.823.6300






NO SALES OR REDEMPTION CHARGES
No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                            New York, New York 10020
                                 (800) 823-6300




                       STATEMENT OF ADDITIONAL INFORMATION





     The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company that currently offers two classes of shares in the following investment portfolios (collectively, the "Portfolios"): Lazard Equity Portfolio (the "Equity Portfolio"); Lazard International Equity Portfolio (the "International Equity Portfolio"); Lazard International Fixed-Income Portfolio (the "International Fixed-Income Portfolio"); Lazard Bond Portfolio (the "Bond Portfolio"); Lazard Strategic Yield Portfolio (the "Strategic Yield Portfolio"); Lazard Small Cap Portfolio (the "Small Cap Portfolio"); Lazard International Small Cap Portfolio (the "International Small Cap Portfolio"); Lazard Emerging Markets Portfolio (the "Emerging Markets Portfolio"); Lazard Global Equity Portfolio (the "Global Equity Portfolio"); Lazard Bantam Value Portfolio (the "Bantam Value Portfolio"); and Lazard Emerging World Funds Portfolio (the "Emerging World Funds Portfolio"). Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), serves as the investment manager ("Investment Manager") to each of the Portfolios.

     The Fund currently offers Institutional Shares and Open Shares of each Portfolio. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares.



This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's Prospectus dated May 1, 1997. This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Fund at the address and telephone number given above.



                                                                   May 1, 1997

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS                            PAGE
--------------------------------------------------------------------------------
Additional Permitted Investment Activities and Risk Factors....................3
Investment Restrictions.......................................................15
Management....................................................................18
Determination of Net Asset Value..............................................23
Portfolio Transactions........................................................24
Redemption of Shares..........................................................26
Distribution and Servicing Plan...............................................26
Dividends and Distributions...................................................26
Taxation......................................................................27
Shareholder Services..........................................................29
Organization and Description of Capital Stock.................................29
Other.........................................................................31
Custodian.....................................................................31
Counsel and Independent Accountants...........................................31
Yield and Total Return Quotations.............................................32
Appendices

Financial Statements and Report of Independent Auditors.......................41

           ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND RISK FACTORS

     The following supplements, and should be read in conjunction with, the information regarding the investment objectives and policies of each Portfolio set forth in the Prospectus. Except as noted below, the investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). For a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A hereto.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Each Portfolio may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.

COMMERCIAL PAPER

     Each Portfolio may purchase commercial paper. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. For a description of commercial paper ratings, see the Appendix to the Prospectus.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Portfolio and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction.

     The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in anticipation of rising interest rates and falling market prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising market prices, the Portfolio might sell a security it owns and purchase the same or a similar security on a when-issued basis, thereby obtaining the benefit of currently higher cash yields. In either instance, if the Investment Manager's expectation were to prove incorrect, the Portfolio could in some cases be obliged to purchase or sell securities at prices inferior to current market prices.


     When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a separate account, permissible liquid assets held by the Portfolio having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.


     If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

     Each Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Manager determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other high-grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, these Portfolios may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Directors of the Fund do not believe that the net asset value of any Portfolio will be adversely affected by its purchase of securities on such basis.

ILLIQUID SECURITIES





     No Portfolio will invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets would be invested in such securities. The Equity Portfolio may invest up to 5% of the value of its assets, taken at cost, in securities which must be registered under the Securities Act of 1933, as amended (the "Securities Act"), before they may be offered or sold to the public. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.




     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and may be purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.




         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Securities and Exchange Commission (the "Commission") has adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers.

         The Investment Manager will monitor the liquidity of restricted securities in the Portfolios under the supervision of the Board of Directors.

BORROWING FOR INVESTMENT




         Each of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds, although none of the Portfolios has any present intention to do so. Any such borrowing will be made only from banks, and will only be made to the extent that the value of the Portfolio's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing and any emergency borrowings as described under "Additional Permitted Investment Activities -- Temporary Bank Borrowing" in the Prospectus. If the value of the Portfolio's assets computed as provided above should fail to meet the 300% asset coverage described above, the Portfolio, within three days, is required to reduce its bank debt to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such action.

     Interest on money borrowed by any of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio is an expense of that Portfolio which it would not otherwise incur so that the Portfolio may have little or no net investment income during periods when its borrowings are substantial.



     Borrowing for investment purposes increases both investment opportunity and investment risk. Since substantially all of each Portfolio's assets fluctuate in value, whereas the obligation resulting from the borrowing is a fixed one, the net asset value per share of the Portfolio will tend to increase more when the portfolio assets increase in value, and decrease more when the portfolio assets decrease in value than would otherwise be the case. This is the speculative factor known as leverage. Such borrowings will be used only for the purchase of securities.



INVESTMENT IN WARRANTS

     The Equity Portfolio, Strategic Yield Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may invest in warrants. None of these Portfolios may invest more than 5% of its total assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). In addition, not more than 2% of the assets of any of these Portfolios may, at the time of purchase, be invested in warrants that are not listed on an exchange. Warrants represent rights to purchase equity securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Equity Portfolio may only purchase warrants on securities in which it may invest directly.

INVESTMENT IN OPTIONS



     The Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may purchase for hedging purposes put and call options and write "covered" put and call options on stocks and bonds in which it may invest directly and that are traded on registered domestic securities exchanges and/or recognized international stock exchanges, in the case of the International Small Cap Portfolio, the Emerging Markets Portfolio, Global Equity Portfolio, and Emerging World Funds Portfolio. The Strategic Yield Portfolio may invest up to 5% of its total assets in the purchase of the time value of call and put options on the types of securities in which the Portfolio may invest. The time value of an option is the option premium less the intrinsic value of the option at the time of purchase. The Strategic Yield Portfolio may also write covered call and put options contracts to the extent that the time value of the call or put options does not exceed 10% of the value of the covered assets. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put option, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.


     The Equity Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may write put and call options only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A call option is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less that the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other high grade short-term obligations in a segregated account with the Fund's custodian. A put option is "covered" if the Portfolio maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with the Fund's custodian, or else owns on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise of the put written.


     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Portfolio would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the Portfolio would incur a loss equal to the difference between the exercise price and the market value, less the premium received for writing the option.

     The principal reason for purchasing put options is to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Portfolio's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Over-the-counter options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is currently no secondary market for over-the-counter options. There is also no assurance that a liquid secondary market on an exchange will exist.

INVESTMENT IN OPTIONS ON STOCK INDICES

     The Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may purchase and sell for hedging purposes put and call options on stock indices traded on national domestic or foreign securities exchanges. The Strategic Yield Portfolio may purchase and sell put and call options on equity securities and stock indices, to the same extent as it is permitted to purchase and sell put and call options on the types of securities in which it may invest. The Equity Portfolio intends to limit investments in options on stock indices to no more than 5% of the Portfolio's total assets. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

     The Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio will write put options on indices only if they are covered by segregating with the Fund's custodian an amount of cash, Treasury bills or other high grade short-term obligations equal to the aggregate exercise price of the puts.

     Except as described below, each of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio will write call options on indices only if on such date the Portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When one of the Portfolios writes a call option on a broadly based stock market index, it will segregate or put into escrow with the Fund's custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If one of the Portfolios has written an option on an industry or market segment index, it will so segregate, escrow, or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, escrowed or pledged, in the case of broadly based stock market index options, or 25% of such amount, in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term obligations equal in value to the difference. In addition, when one of the Portfolios writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's custodian or pledge to the broker as collateral cash, Treasury bills or other high grade short-term obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national domestic or foreign securities exchange or quoted on the National Association of Securities Dealers Automated Quotations System against which the Portfolio has not written a stock call option; however, if the Portfolio owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other high grade short-term obligations in a segregated account with the Fund's custodian, it will not be subject to the requirements described in this paragraph.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS



     The International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may purchase or sell foreign currency forward exchange contracts. While the purchase of these contracts is not presently regulated by the Commodity Futures Trading Commission (the "CFTC") except for certain requirements as to the qualification of the investor, the CFTC may in the future assert authority to regulate more broadly the trading of foreign currency pursuant to forward contracts. In such event, a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio if it had not entered into such contracts. The use of foreign currency forward exchange contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities, and the use of such techniques will subject the Portfolio to certain risks.



     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward exchange contracts at attractive prices and this will limit a Portfolio's ability to use these contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The International Fixed-Income Portfolio, Bond Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities or corporate debt securities and may purchase and write put and call options to buy or sell futures contracts. The successful use of futures contracts and options on futures contracts draws upon the Investment Manager's special skills and experience with respect to such instruments and usually depends on the Investment Manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.



     The Board of Directors has adopted the requirement that futures contracts and options on futures contracts be used by the Bond Portfolio or the International Fixed-Income Portfolio solely as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Bond Portfolio and the International Fixed-Income Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by either the Bond Portfolio or International Fixed-Income Portfolio not exceed 50% of the market value of the total assets of Portfolio. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies. Similar restrictions have not been adopted for the International Small Cap Portfolio and Emerging Markets Portfolio.



     For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix B hereto.

OPTIONS ON FOREIGN CURRENCIES

     The International Fixed-Income Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may purchase and write options on foreign currencies for hedging purposes. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B hereto.

SPECIAL RISKS OF INVESTMENT IN HIGH-YIELD SECURITIES



     As discussed in the Prospectus, the Strategic Yield Portfolio invests principally in high-yield fixed-income securities. The International Fixed-Income Portfolio may invest up to 15% of its total assets in fixed-income securities that are rated below BBB by Standard & Poor's Ratings Group ("S&P") and Baa by Moody's Investors Service, Inc. ("Moody's"). Bonds rated below BBB by S&P and Baa by Moody's are generally regarded as speculative and range from having speculative characteristics to lacking characteristics of a desirable investment and are commonly called "junk bonds." As a result, investment in such bonds will generally entail greater speculative risks than those associated with investment in high-grade bonds (i.e., bonds rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's).



     The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category.

     While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuations in the net asset value of a Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Investment Manager will evaluate those factors it considers relevant and will make portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the relevant Portfolio.

MORTGAGE-BACKED SECURITIES

     GOVERNMENT GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities in which the Portfolios may invest include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans), (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1939 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each Fannie Mae Certificate will represent pro rata interests in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans, that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.



     Freddie Mac Certificates represent pro rata interests in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.



VARIABLE AMOUNT MASTER DEMAND NOTES

     The Equity Portfolio may invest in variable amount master demand notes. A variable amount master demand note is a type of commercial paper that differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder. Its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand and the rate of interest varies pursuant to an agreed-upon formula. Generally, master demand notes are not rated by a rating agency. However, the Equity Portfolio may invest in a master demand note if, in the opinion of the Investment Manager, it is of investment quality comparable to rated securities in which the Equity Portfolio may invest. The Investment Manager monitors the issuers of such master demand notes on a daily basis. Because transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes, the Equity Portfolio may not invest in a master demand note if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in such notes or other illiquid securities. See "Illiquid Securities" above.

SECURITIES WITH PUT RIGHTS

     The Equity Portfolio may enter into put transactions with respect to obligations held in its portfolio with broker-dealers and with commercial banks. The right of the Equity Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolio, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

     The Equity Portfolio may enter into puts only with banks or broker-dealers which, in the opinion of the Investment Manager, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the securities elsewhere.

     The Equity Portfolio intends to enter into puts solely to maintain liquidity and it does not intend to exercise its rights thereunder for trading purposes. The puts will be only for periods substantially less than the life of the underlying securities. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. Where the Equity Portfolio pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Portfolio and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

REITS

     The Small Cap Portfolio, Equity Portfolio, Global Equity Portfolio and Bantam Value Portfolio may invest an unlimited amount of its assets in Real Estate Investment Trusts ("REITS"), although it currently intends to limit its investments in REITS to no more than 5% of its net assets. Each of the Portfolios intends to invest in listed equity REITS, which own properties, and listed mortgage REITS, which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. Accordingly, a prospective investor should realize that the Portfolio may be subject to the considerations associated with the direct ownership of real estate because of the Portfolio's ability to invest in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate. These include declines in the value of real estate, factors related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry also may be affected by such risks.

     In addition, equity REITS may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of any credit extended. Further, equity and mortgage REITS are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption under the Investment Company Act.

SUPRANATIONAL ORGANIZATIONS

     The International Fixed-Income Portfolio may invest up to 25% of the value of its total assets in debt securities issued by supranational organizations such as the World Bank, which finances development projects in member countries and the European Community, which is a multi-nation organization engaged in cooperative economic activities.

                        -------------------------------

     Except as noted, the foregoing policies and activities of the Portfolios are not fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions, which supplement those set forth in the Fund's Prospectus, are, except where noted, fundamental policies of each of the Portfolios and may be changed, as to a Portfolio, only when permitted by law and approved by the holders of a majority of such Portfolio's outstanding voting securities, as described under "Organization and Description of Capital Stock." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different fundamental investment policies.

                           None of the Portfolios may:

         (i) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

         (ii) (a) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio also may purchase and sell securities that are secured by real estate; provided, however, that this clause (a) is not a fundamental policy of the Equity Portfolio; (b) purchase or sell commodities or commodity contracts (except that the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may purchase and sell, swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the International Equity Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the International
         Fixed-Income  Portfolio  and Bond  Portfolio  may  enter  into  futures contracts and options on futures contracts, the International Fixed-Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and (c) invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs; provided, however, that this clause (c) is not a fundamental policy of the Equity Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio;



          (iii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities, provided, however, that this prohibition on short sales is not a fundamental policy of the Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio;



         (iv) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Portfolio's investment program may be deemed to be an underwriting; or

         (v) make investments for the purpose of exercising control or management; provided, however, that this restriction is not a fundamental policy of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio.

         In  addition to the  restrictions  noted  above  applicable  to all the
Portfolios,   the  Equity  Portfolio  has  adopted  the  following   fundamental
investment policies:

                          The Equity Portfolio may not:

         (i) purchase restricted securities, which are securities that must be registered under the Securities Act before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

         (ii) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States; or

         (iii) purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer.

     Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

     In connection with the qualification or registration for sale under the securities laws of certain states of the shares of the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio and Small Cap Portfolio, the Fund has agreed that, in addition to the foregoing investment restrictions applicable to these Portfolios, none of them may (i) purchase any security of any issuer if as a result the Portfolio would own more than 10% of the outstanding voting securities of that issuer; (ii) invest in warrants; (iii) invest more than 10% of its total assets in puts, calls, straddles, spreads or any combination thereof; (iv) purchase or retain securities of any issuer if the Directors or officers of the Fund or the Investment Manager who own beneficially more than 1/2 of 1% of the securities of an issuer together own beneficially more than 5% of such issuer. The investment restrictions set forth in (i), (iii) and (iv) of the preceding sentence are additionally applicable to the Strategic Yield Portfolio and the investment restrictions set forth in (i) and (iv) of the preceding sentence are additionally applicable to the Equity Portfolio. The
investment   restrictions  set  forth  in  this  paragraph  are  not  designated fundamental policies of these Portfolios within the meaning of the Investment Company Act and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios.

                                   MANAGEMENT

     The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10020.



NAME, ADDRESS AND AGE              POSITION WITH REGISTRANT  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------              ------------------------  ----------------------------------------

Norman Eig* (57)                   Chairman of the Board     Managing  Director  (formerly  General Partner),
                                                             Lazard Freres

Herbert W. Gullquist* (59)         President, Director       Managing  Director  (formerly  General Partner),
                                                             Lazard Freres

John J. Burke  (68)                Director                  Vice Chairman, Director, Montana Power Company;
50 Burning Tree Lane
Butte, MT  59701


Kenneth S. Davidson (52)           Director                  Managing  Partner,   Davidson  Weil  Associates;
Davidson Weil Associates                                     Blackthorn   Fund  N.V.,   Director;   Ottertail
767 Fifth Avenue, 43rd Floor                                 Valley Railroad, Director.
New York, NY 10153


Carl Frischling* (60)              Director                  Senior Partner, Kramer, Levin, Naftalis, Nessen,
170 East 83rd Street                                         Kamin & Frankel; from 1992 to 1994, Senior
New York, NY  10028                                          Partner, Reid & Priest; from 1979 to 1992, Senior
                                                             Partner, Spengler Carlson Grubar Brodsky & Frischling.

Lester Z. Lieberman (66)           Director                  Private   Investor,   Member  of  the  Board  of
25 Vreeland Road                                             Directors of Dowel  Associates,  Chairman of the
Florham Park, NJ  07932                                      Boards  of   Trustees   of  Newark  Beth  Israel
                                                             Medical Center and Irvington  General  Hospital,
                                                             member  of  the  New  Jersey  State   Investment
                                                             Council,  prior to 1994 was Member of the Boards
                                                             of  Directors of United  Jersey  Bank,  N.A. and
                                                             Clarkson University.

Richard Reiss, Jr.  (53)           Director                  Managing  Partner,   Cumberland  Associates,  an
1114 Avenue of the Americas                                  investment manager to December  1996,   Georgica
New York, NY  10036                                          Advisors LLC, an investment manager.


John Rutledge  (48)                Director                  President,  Rutledge & Company, an economics and
One Greenwich Office Park                                    investment  advisory firm,  Chairman,  Claremont
51 Weaver Street                                             Economics Institute
Greenwich, CT  06831


William Katz (43)                  Director                  President and Chief  Operating  Officer of BBDO,
1285 Avenue of the Americas                                  an advertising agency; from May 1994 to February
New York, NY 10019                                           1996,  General  Manager of BBDO;  prior  thereto
                                                             Executive  Vice  President  and  Senior  Account
                                                             Director of BBDO.

William G. Butterly, III  (36)     Vice President,           Vice President,  Legal Affairs of the Investment
30 Rockefeller Plaza               Secretary                 Manager,  prior  to   May  1993,  attorney  with
New York, NY 10020                                           Shearman & Sterling

Gus Coutsouros  (34)               Treasurer                 Certified Public Accountant,  Vice President and
30 Rockefeller Plaza                                         Assistant  Controller of the Investment Manager,
New York, NY 10020                                           prior   to   June   1992,   Manager,    National
                                                             Securities  and  Research  Corp.,  prior to June
                                                             1991, Senior Accountant, Price Waterhouse.







--------
* An "interested person" of the Fund as defined in the Investment Company Act and a member of the Executive Committee of the Fund, which meets with the officers of the Fund in accordance with the Fund's procedures for the valuation of illiquid securities and for other appropriate purposes.

     For so long as the Fund's plan described under "Distribution and Servicing Plan" remains in effect, the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

     Compensation received from the Fund during 1996 by the Directors who are not employees or affiliated persons of the Investment Manager is set forth in the following table.



                                    Compensation Table


                                                  TOTAL
                                                  COMPENSATION
                         AGGREGATE                FROM FUND
                         COMPENSATION FROM        AND FUND COMPLEX
NAME OF PERSON           THE FUND                 PAID TO DIRECTORS
--------------           ----------------         -----------------
John J. Burke                  $31,452                 $31,452
Lester Z. Lieberman            $27,829                 $27,829
Richard Reiss, Jr.             $27,000                 $27,000
John Rutledge                  $27,000                 $27,000
Kenneth S. Davidson            $27,000                 $27,000
Carl Frischling                $13,791                 $13,791
William Katz*                  $24,000                 $24,000

----------
* Estimated for 1997.

     The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of December 31, 1996, the officers and Directors of the Fund, as a group, owned less than 1% of the shares of each Portfolio, except the Bantam Value Portfolio. As of that date, the officers and Directors of the Fund, as a group, owned 1.14% of the shares of the Bantam Value Portfolio





INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS


     Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment management agreement with the Fund on behalf of each of the Portfolios. The investment management agreements entered into by Lazard Asset Management are collectively referred to herein as the "Management Agreements" and, where appropriate, individually as the "Management Agreement." Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.



     Lazard Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to municipal authorities and utilities and as an underwriter and trader in municipal securities. Lazard Asset Management provides investment management services to client discretionary accounts with assets as of December 31, 1996 totaling approximately $38.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios. As of April 30, 1997, Lazard Asset Management held voting and dispositive power with respect to a sufficient number of shares of each Portfolio held by client accounts as to be considered a controlling person of such Portfolio.


     Subject to policies established by the Fund's Board of Directors, which has overall responsibility for the business and affairs of each Portfolio, the Investment Manager manages the operations of the Portfolios. In addition to providing advisory services, the Investment Manager furnishes the Portfolios with office space and certain facilities and personnel required for conducting the business of the Portfolios and pays the compensation of the Fund's officers, directors and employees affiliated with the Investment Manager or its affiliates.



     As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee at the annual rates set forth below as a percentage of the average daily value of the net assets of the
applicable   Class  of  the  relevant   Portfolio:   Equity   Portfolio,   .75%;
International  Equity Portfolio,  .75%;  International  Fixed-Income  Portfolio,
 .75%;  Bond  Portfolio,   .50%;  Strategic  Yield  Portfolio,  .75%;  Small  Cap
Portfolio, .75%; International Small Cap Portfolio, .75%; Emerging Markets Portfolio, 1.00%; Global Equity Portfolio, .75%; Bantam Value Portfolio, .75%; and Emerging World Funds Portfolio, .75%. The management fees are accrued daily and paid monthly.

The Investment Manager has undertaken to bear, excluding 12b-1 fees for the Retail Shares (i) with respect to each of the International Fixed-Income Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio, total operating expenses in excess of 1.05%, and (ii) with respect to the Bond Portfolio, total operating expenses in excess of .80%, of such Portfolio's average net assets, in each case until the earlier of December 31, 1997 (or such time as the respective Portfolio reaches total net assets of $100 million). Pursuant to the terms of the Management Agreements and these arrangements, for the fiscal year ended December 31, 1996, the Investment Manager received management fees equal to $1,829,111 for the Equity Portfolio, $11,746,379 for the International Equity Portfolio, $6,243,613 for the Small Cap Portfolio, $908,760 for the Strategic Yield Portfolio, $361,469 for the International Fixed Income Portfolio, $269,026 for the Bond Portfolio, $870,310 for the International Small Cap Portfolio, $896,107 for the Emerging Markets Portfolio, and $10,891 for the Batan Value Portfolio. For the fiscal year ended December 31, 1996, the Investment Manager received no management fees for the Global Equity Portfolio. For the fiscal year ended December 31, 1995, the Investment Manager received management fees equal to $982,130 for the Equity Portfolio, $7,895,766 for the International Equity Portfolio, $4,066,987 for the Small Cap Portfolio, $525,597 for the Strategic Yield Portfolio, $232,537 for the International Fixed-Income Portfolio, $286,080 for the Bond Portfolio, $736,353 for the International Small Cap Portfolio and $93,501 for the Emerging Markets Portfolio. For the fiscal year ended December 31, 1995, the Investment Manager received no management fees for the Bantam Value Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio. For the fiscal year ended December 31, 1994, the Investment Manager received management fees equal to $504,424 for the Equity Portfolio, $5,782,629 for the International Equity Portfolio, $2,974,688 for the Small Cap Portfolio, $330,620 for the Strategic Yield Portfolio, $62,918 for the International Fixed-Income Portfolio, $13,790 for the Bond Portfolio and $335,900 for the International Small Cap Portfolio. For the fiscal year ended December 31, 1994, the Investment Manager received no management fee for the Emerging Markets Portfolio.

     Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. (Expenses attributable to each Portfolio will be charged against the assets of that Portfolio, other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio.) Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries; brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Retail Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio and Small Cap Portfolio.

     Each Management Agreement other than with respect to the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio was approved on September 11, 1991 (and amended and restated on October 19, 1993) by the Fund's Board of Directors, including a majority of the Directors of the Fund who are not parties to such Management Agreement or interested persons (as defined in the Investment Company Act) of any such party (the "Disinterested Directors"), and by a majority of the outstanding voting securities of the respective Portfolio at the Fund's Initial Meeting of Stockholders held on December 16, 1992. Each of the Management Agreements for the International Small Cap Portfolio and Emerging Markets Portfolio was approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, at the meeting of the Board held on July 20, 1993 and the sole shareholder of each such Portfolio on August 25, 1993. The Management Agreements for the Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio were approved by the Fund's Board of Directors on October 16, 1995. Each Management Agreement was renewed by approval of the Fund's Board of Directors including a majority of the Directors who are not interested persons, on October 22, 1996. Each such Management Agreement will continue in effect, provided that such continuance is approved annually by a vote of a majority of the respective Portfolio's outstanding voting securities or by the Fund's Board of Directors and, in either case, by a majority of the Disinterested Directors.


     Each Management Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by majority vote of the outstanding voting securities of the particular Portfolio or by a vote of a majority of the Fund's Directors, or by the Investment Manager on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATION




     Effective May 1, 1995, the Fund engaged State Street Bank and Trust Company ("State Street") to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $45,000 plus .02% of the average daily net assets of the applicable Class of such Portfolios up to $1 billion and .01% in excess of $1 billion.

DISTRIBUTOR

     Lazard Freres serves as the distributor of shares of each of the Fund's Portfolios and conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. As the distributor, it accepts purchase and redemption orders for shares of the Portfolios. In addition, the distribution agreement obligates Lazard Freres to pay certain expenses in connection with the offering of the shares of the Portfolios. After the prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Lazard Freres will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Lazard Freres will also pay for other supplementary sales literature and advertising costs.

                        DETERMINATION OF NET ASSET VALUE



     Net asset value per share for the applicable Class of each Portfolio is determined by the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is of each Class determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of each Class of a Portfolio is not calculated. Each Class of each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.

                             PORTFOLIO TRANSACTIONS

     Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In placing orders, it is the policy of the Investment Manager to obtain the most favorable net results, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of portfolio securities on a securities exchange for the Portfolios are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Subject to the above considerations, Lazard Freres may act as a main broker for the Portfolios. For Lazard Freres to effect any portfolio transactions for the Portfolios, the commissions, fees or other remuneration received by Lazard Freres must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard allows Lazard Freres to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Disinterested Directors, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Lazard Freres are consistent with the foregoing standard. Brokerage transactions with Lazard Freres are also subject to such fiduciary standards as may be imposed upon Lazard Freres by applicable law.


     For the fiscal year ended December 31, 1996, the total brokerage commissions paid by the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Samll Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio were $483,954, $2,707,977, $1,522,251, $580,942, $621,547, $29,963 and $206,307, respectively. Of those amounts $0, $0, $4,465, $0, $0, $1,104, and $12,195, respectively,  were paid to
Lazard Freres. For the fiscal year ended December 31, 1996, Lazard Freres received 0%, 0%, 0.29%, 0%, 0%, 3.69%, and 5.91%, respectively, of the total brokerage commissions paid by those Portfolios and the total transactions effected through Lazard Freres represented 0%, 0%, 0.31%, 0%, 0%, 9.28% and 3.49%, respectively, of the total dollar amount of transactions on which brokerage commissions were paid by those Portfolios. For the fiscal year ended December 31, 1996, no brokerage commissions were paid by the International Fixed-Income Portfolio, Bond Portfolio or Strategic Yield Portfolio.

     For the fiscal year ended December 31, 1995, the total brokerage commissions paid by the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio were $331,180, $2,303,409, $1,507,582, $976,314, and $280,844, respectively. Of those amounts, $0, $0, $3,324, $0 and $0, respectively, were paid to Lazard Freres. For the fiscal year ended December 31, 1995, Lazard Freres received 0%, 0%, 0%, 0.2% and 0%, respectively, of the total brokerage commissions paid by of those Portfolios and the total transactions effected through Lazard Freres represented 0%, 0%, .19%, 0% and 0%, respectively, of the total dollar amount of transactions on which brokerage were paid by those Portfolios. For the fiscal year ended December 31, 1995, no brokerage commissions were paid by the International Fixed-Income Portfolio, Bond Portfolio or Strategic Yield Portfolio.

     For the fiscal year ended December 31, 1994, the total brokerage commissions paid by the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, and Emerging Markets Portfolio were $160,325, $4,374,956, $997,227, $563,176, and $80,889, respectively. Of those amounts, $1,655, $0, $14,125, $0, and $0, respectively, were paid to Lazard Freres. For the fiscal year ended December 31, 1994. Lazard Freres received 1.0%, 0%, 1.4%, 0%, and 0%, respectively. Of the total brokerage commissions paid by those Portfolios and the total transactions effected through Lazard Freres represented 0.6%, 0%, 0.4%, 0%, and 0% respectively, of the total dollar amount of transactions on which brokerage transactions were paid by those Portfolios. For the fiscal year ended December 31, 1994, no brokerage commissions were paid by the International Fixed-Income Portfolio, Bond Portfolio or Strategic Yield Portfolio.




     Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

RESEARCH AND STATISTICAL INFORMATION


     When it can be done consistently with the policy of obtaining the most favorable net results, it is the practice of the Investment Manager to place orders with brokers and dealers who supply market quotations to the Fund's custodian for valuation purposes, or who supply research, market and statistical information to the Investment Manager. Although research, market and statistical information is useful to the Investment Manager, it is its opinion that such information is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment
Manager under the Management Agreements with the Fund on behalf of the Portfolios. This information may be useful to the Investment Manager in providing services to clients other than the Portfolios, and not all of this information is used by the Investment Manager in connection with the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ending December 31, 1996 was $433,508,500 and the related commissions were $867,017. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

                              REDEMPTION OF SHARES

     Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the net asset value per share of the applicable Class of each Portfolio as described in the Prospectus under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities; however, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the relevant Portfolio. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Portfolio will not distribute in kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of a Portfolio's total net assets, whichever is less, during any 90-day period. In the opinion of the Investment Manager, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.


                        DISTRIBUTION AND SERVICING PLAN

                              (Open Shares Only)


     Rule 12b-1 (the "Rule") adopted by the Commission under the Investment Company Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Directors has adopted such a plan (the "Distribution and Servicing Plan") with respect to each Portfolio's Open Shares, pursuant to which each Portfolio pays the Distributor for advertising, marketing and distributing the Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares. Under the Distribution and Servicing Plan, the Distributor may make payments to certain third parties in respect to these services. The Fund's Board of Directors believes that there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and the holders of Open Shares.


     A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares may bear pursuant to the Distribution and Servicing Plan without the approval of the holders of Open Shares and that other material amendments of the Distribution and Servicing Plan must be approved by the Board of Directors and by the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. The Distribution and Servicing Plan was so approved by the Directors at a meeting held on July 22, 1996. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by a vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan or by vote of the holders of a majority of such Portfolio's Open Shares.




                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare as a dividend on the outstanding shares of each of the International Fixed-Income Portfolio, the Bond Portfolio and the Strategic Yield Portfolio substantially all of each Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (New York time). Purchased shares of the International Fixed-Income Portfolio, the Bond Portfolio and the Strategic Yield Portfolio will begin earning dividends on the business day following the day the purchase order is accepted and settled and redeemed shares of any of these Portfolios will earn a dividend on the day the redemption order is executed. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the International Fixed-Income Portfolio, Bond Portfolio and Strategic Yield Portfolio will be paid five business days prior to the end of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid. Shareholders of any of these Portfolios who redeem only a portion of their shares will be entitled to all dividends that are declared but unpaid on the redeemed shares on the next dividend payment date.

     Dividends from net investment income on the Equity Portfolio will be declared and paid quarterly. Dividends from net investment income on the International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio generally will be declared and paid at least annually and may be declared and paid twice annually.

     Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio would also include dividends.


     Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares. See "Fee Table" in the Fund's Prospectus.

     With respect to all of the Portfolios, net realized capital gains from each of the Portfolios, if any, will be distributed at least annually and may be declared and paid twice annually. Dividends and distributions on shares of a Portfolio will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Portfolio forwards to the Fund's custodian the monies for dividends to be paid in cash on the payment date


                                    TAXATION

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     It is intended that each Portfolio will declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. Each Portfolio will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31, or December 31 if elected by the Portfolio, of such year. Certain distributions of a Portfolio which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month may be treated as having been distributed in December and will be taxable to shareholders as if received in December.

     Except as described below with respect to straddles, gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have been held by the Portfolio for more than one year and other gains or losses on sales of securities will be short-term capital gains or losses.

     Certain listed options, futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for U.S. federal income tax purposes. In general, gain or loss realized by a Portfolio on section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     With respect to over-the-counter put and call options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

     Any security, option, futures contract, forward foreign currency contract, forward commitment, or other position entered into or held by a Portfolio which acts as a hedge with respect to any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of at least one, but not all, the positions of which are section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle not be recognized until the other position in such straddle is disposed of; that the Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Portfolios which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

     Under section 988 of the Code, foreign currency gain or loss realized with respect to foreign currency denominated debt instruments and other foreign currency denominated positions held or entered into by a Portfolio, except for futures contracts or options that are marked to market under Code section 1256, will be ordinary income or loss. In addition, foreign currency gain or loss realized with respect to certain foreign currency "hedging" transactions will be treated as ordinary income or loss, regardless of whether they would otherwise be marked to market, under Code section 1256.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Portfolio's assets to be invested in various countries is not known.

     If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

     It is anticipated that the International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolios credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

     Any gain or loss realized upon a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss; however, any loss realized by a shareholder upon the sale or redemption of shares of a Portfolio held for six months or less is treated as long-term capital loss to the extent of any long-term capital gain distribution received by the shareholder.

     Any loss realized on a sale or exchange of shares of a Portfolio will be disallowed to the extent shares of such Portfolio are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

                              SHAREHOLDER SERVICES

     A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in any Portfolio. In addition to the copy of the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. All costs of this service will be borne by the Portfolio. For information on the special monthly summary of accounts, contact the Fund.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK



     The Fund was incorporated in Maryland on May 17, 1991 as a series investment company. The authorized capital stock of the Fund consists of 1,550,000,000 shares of common stock, $.001 par value. The Fund's Board of Directors has authorized the issuance of the following eleven portfolios: Equity Portfolio; International Equity Portfolio; International Fixed-Income Portfolio; Bond Portfolio; Strategic Yield Portfolio; Small Cap Portfolio; International Small Cap Portfolio; Emerging Markets Portfolio; Global Equity Portfolio; Bantam Value Portfolio; and Emerging World Funds Portfolio. Shares of each Portfolio are classified into two classes of shares--Open Shares and Institutional Shares. The Board of Directors may, in the future, designate and authorize additional portfolios or the issuance of additional classes of capital stock.



     On January 1, 1992, the Fund, on behalf of the Equity Portfolio, acquired the assets and liabilities of Lazard Equity Fund, formerly a portfolio of Scudder Fund, an open-end, diversified management investment company.

    Lazard Freres has agreed to indemnify Scudder Fund and its directors from any and all claims arising out of the transfer of assets to the maximum extent that Scudder Fund would be so permitted by the Maryland General Corporation Law, subject to the limitations of the Investment Company Act. In addition, the Fund has agreed to indemnify Scudder Fund and its directors and officers from claims arising out of acts or omissions occurring prior to the transfer to the same extent that such individuals could have been indemnified by Scudder Fund. If, however, the Fund (or the Equity Portfolio) ceases to exist, Lazard Freres has agreed, in lieu of the Fund, to indemnify the directors and officers of Scudder Fund as set forth in the next preceding sentence.






     Following for each Portfolio is the name, address and percentage of ownership of each person who owns of record or is known by the Fund as of April 1, 1997 to own of record or beneficially 5% or more of the Institutional Shares of that Portfolio: Equity Portfolio: Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 28.52%, Seagrams Retirement Savings, 231 South La Salle Street, Chicago, IL, 60697 6.90%; International Equity Portfolio: Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 59.95%; International Fixed-Income Portfolio: Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 59.95%; Graphic Communications International Union Supplemental Retirement & Disability Fund, 1900 L Street NW, Washington, DC
20036-5002, 5.30%; Bond Portfolio: Lazard Freres Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 37.84%; Sachem Trust National Association , 23 Boston Street, Gulford, CT. 06737, 6.38%, Strategic Yield Portfolio: Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 44.37%; Small Cap
Portfolio: Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 59.70%; International Small Cap Portfolio: Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 66.89%; Emerging Markets Portfolio:
Lazard Asset  Management,  30  Rockefeller  Plaza,  New York, NY 10020,  62.06%;
Presbyterian Church USA, 200 East 12th Street, Jefferson, IN 47130, 10.80%; Bantam Value Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10020, 53.40% and Lazard Global Equity Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 8.65%; Mt. Sinai Hospital Fund of Toronto, 331-600 University Ave., Toronto Ontario Canada, 45.16%, John
D. Udible, 225 Water St. Suite 840, Jacksonville, FL 32202, 11.61%, Bitterroot Enterprises Inc., PO Box 7048, Wilmington DE 19803, 7.30%.

     Following for each portfolio is the name, address and percentage of ownership of each person who owns of record or is known by the Fund as of April 1, 1997 to own of record or beneficially 5% or more of the Retail Shares of that
Portfolio: Equity Portfolio Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10040, 86.57%, International Equity Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020 72.08% Richard K. Boshey, 1030 Don Alvarado Dr., Arcandia, CA, 9.80%, R. Peter Zimmerman, 1244 Denbing Ln, Randor, PA 19087 7.41%, Lazard International Fixed Income Portfolio, Lazard Asset Management, 39.28%, Wendel & Co., The Bank of New York, Wall Street Station, New York, NY 10268, 27.64%; Bond Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 100%, Strategic Yield Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 72.22%, Small Cap
Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York NY, 10020, 34.99%, Richard P. Gardener, 3516 Tangley St, Houston TX 77005, 16.46%, Suntrust Bank TTEE FBO J. Beatty Jr., Atlanta GA, 30348 10.33%, Shawnee Mission Medical Center, 14249 W. 123 St., Olathe, KS 66062, 7.34%, Sean M. Robbins, Vienna Va, 22181, 6.85%, International Small Cap Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 27.64% Marsha Von Mueffling Crawford, 770 Park Ave., New York, NY 38.34%, Crestar Bank FBO William F. Massex, Jr., Richmond, VA 23260, 28.28%, Emerging Market Portfolio, Jeane M. Swalm, 414 Nichols Rd., Kansas City, MO 64112, 17.89%, Charbourne Family Partnership, 4375 McCoy Drive, Pensacola FL, 12.07% Philip B. Abbey, PO Box 12641, Roanoke, VA 24032, 9.41%, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 34.35%, Bantam Value Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 88.10%, Global Equity Portfolio, Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10020, 87.35%

     A shareholder who beneficially owns, directly or indirectly, more than 25% of a portfolio's voting securities may be deemed a "control person" (as defined in the Investment Company Act) of the Portfolios.





     Certain of the stockholders of the Portfolios are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including any shares of the Portfolios. Accordingly, for purposes of the list above, the Fund considered the Investment Manager to be a beneficial owner of any shares of the Portfolios held in management accounts on behalf of its investment management clients.

     Generally, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectus and in this Statement of Additional Information, the vote of a majority of the Fund's outstanding voting securities means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Fund's outstanding shares and the vote of a majority of a Portfolio's outstanding voting securities means the vote of the lesser of
(i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.





     Each share of the applicable Class of a Portfolio of the Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation or dissolution of the Fund, shares of each Class of a Portfolio are entitled to receive the assets attributable to the applicable Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.





     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.


                                      OTHER

     The Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    CUSTODIAN


     As the Fund's custodian, State Street Bank, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.




                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

     ABA Seymour Schneidman Financial Services Group, a division of Anchin, Block & Anchin LLP, has been selected as the independent accountants for the Fund.


                        YIELD AND TOTAL RETURN QUOTATIONS

     From time to time, the Fund may advertise "yield," "actual distribution rate" and "total return" quotations for one or more of the Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. Advertisements of a Portfolio's "total return" disclose a Portfolio's average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the period since the Portfolio's inception). A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when received.



     The yield for the 30-day period ended December 31, 1996 and the actual distribution rate for such period for the Institutional Shares of each Portfolio indicated below was as follows:

Name of Portfolio                       30-Day Yield        Distribution Rate
-----------------                       ------------        -----------------

Bond                                        5.3%                  .04%
International Fixed-Income                  5.2%                  .07%
Strategic Yield                             7.3%                  .07%

     The average annual total return of Institutional Shares for the indicated Portfolio and periods ended December 31, 1996 was as follows:

Name of Portfolio                  1-Year         5-Year         10-Year
-----------------                  ------         ------         -------



Equity                             19.9%          16.5%           13.8%(4)
International Equity               15.6%           9.9%           10.3%(5)
International Fixed-Income          5.5%           9.1%            9.7%(6)
Bond                                4.4%           5.9%            6.5%(7)
Strategic Yield                    13.7%           9.1%(1)         N/A
Small Cap                          23.9%          20.0%           20.4%(8)
International Small Cap            15.6%           6.7%(2)         N/A
Emerging Markets                   23.6%           5.7%(3)         N/A

_________________
(1) For the period October 1, 1991 through December 31, 1996.
(2) For the period December 1, 1993 through December 31, 1996.
(3) For the period July 15, 1994 through December 31, 1996.
(4) For the period June 1, 1987 through December 31, 1996.
(5) For the period October 29, 1991 through December 31, 1996.
(6) For the period November 8, 1991 through December 31, 1996.
(7) For the period November 12, 1991 through December 31, 1996.
(8) For the period October 30, 1991 through December 31, 1996.

     The total return of Institutional Shares for the indicated Portfolio for the period from inception of the Portfolio through December 31, 1996 was as follows:

Name of Portfolio           Total Return from Inception
-----------------           ---------------------------

Equity                                  243.3%(1)
International Equity                     65.6%(2)
International Fixed-Income               61.0%(3)
Bond                                     38.5%(4)
Strategic Yield                          57.8%(5)
Small Cap                               160.7%(6)
International Small Cap                  22.2%(7)
Emerging Markets                         14.7%(8)
Global Equity                            15.8%(9)
Bantam Value                             33.3%(10)
_________________


(1) For the period June 1, 1987 (commencement of operations) through December 31, 1996.

(2) For the period October 29, 1991 (commencement of operations) through December 31, 1996.

(3) For the period November 8, 1991 (commencement of operations) through December 31, 1996.

(4) For the period November 12, 1991 (commencement of operations) through December 31, 1996.

(5) For the period October 1, 1991 (commencement of operations) through December 31, 1996.

(6) For the period October 30, 1991 (commencement of operations) through December 31, 1996.

(7) For the period December 1, 1993 (commencement of operations) through December 31, 1996.

(8) Fo r the period July 15, 1994 (commencement of operations) through December 31, 1996.

(9) For the period January 3, 1996 (commencement of operations) through December 31, 1996.

(10) For the period March 1, 1996 (commencement of operations) through December 31, 1996.




     A Portfolio's yield, actual distribution rate and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield, actual distribution rate and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Retail Shares should be expect to be lower than that of Institutional Shares.


     No performance data is provided for the Emerging World Funds Portfolio which had not commenced operations as of the date performance information was calculated or for the Retail Shares of any Portfolio which had not been offered as of the date hereof.



     From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.

                                                                      APPENDIX A

                           DESCRIPTION OF OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES


     FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

     GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

     FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

     FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

     FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

              STUDENT  LOAN  MARKETING  ASSOCIATION  ("SALLIE  MAE")  NOTES  AND
     BONDS--are   notes  and  bonds  issued  by  the  Student   Loan   Marketing
Association.

     Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Portfolios intend to invest, each Portfolio may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                                                      APPENDIX B

                    FUTURES CONTRACTS AND OPTIONS ON FUTURES
                        CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

     Each of the International Fixed-Income Portfolio, Bond Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities or corporate debt securities. In addition, the International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each of the International Fixed-Income Portfolio, Bond Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The International Fixed-Income Portfolio, Bond Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

     At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" would be required if there has been a decline in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the International Fixed-Income Portfolio and the Bond Portfolio will incur brokerage fees when they purchase or sell futures contracts.

     The purpose of the acquisition or sale of a futures contract in the case of a Portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase; however, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, U.S. Government Securities, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Investment Manager may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Portfolio, if the Investment Manager's investment judgment about the general direction of interest rates is incorrect, the overall performance of the Portfolio would be poorer than if it had not entered into any such contracts. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

     Each of the International Fixed-Income Portfolio, Bond Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and Emerging World Funds Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, one of the Portfolios may purchase a put option on a futures contract to hedge the Portfolio's investment portfolio against the risk of rising interest rates.

     The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

     Each of the International Fixed-Income Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the adverse effects of such movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The International Fixed-Income Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where one of these Portfolios anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, these Portfolios also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The International Fixed-Income Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also "covered" if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with the Fund's Custodian.

     The International Fixed-Income Portfolio, Strategic Yield Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Emerging World Funds Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash, U.S. Government Securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS
                        AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

            FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996 for each Portfolio (other than the Emerging World Funds Portfolio which had not commenced operations as of December 31, 1996) is a separate document supplied with this statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements



   (a)   Financial Statements
         Included in Part A of the Registration Statement

          Financial Highlights for each Portfolio (except the Emerging World Funds Portfolio) for the applicable period from the Portfolio's commencement of operations to December 31, 1996.

          Included (by Reference) in Part B of the Registration Statement

               Statement of Investments -- December 31, 1996.

               Statement  of  Assets  and  Liabilities  --  December  31,  1996.

               Statement of Operations -- December 31, 1996.

               Statement of Changes in Net Assets -- for each of the two years (or such shorter period of time, if applicable) in the period ended December 31, 1996.

               Notes to Financial Statements -- December 31, 1996.

               Report of Anchin, Block & Anchin, LLP, Independent Auditors, dated January 28, 1997.



   (b)   Exhibits




   1(a)  Articles of Incorporation1
   1(b)  Articles of Amendment10
   1(c)  Articles Supplementary10


   2     By-Laws1
   3     Not applicable
   5(A) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard International Equity Portfolio6
   5(B) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard International Fixed-Income Portfolio6
   5(C) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Bond Portfolio6
   5(D) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Strategic Yield Portfolio6
   5(E) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Small Cap Portfolio6
   5(F)  Form of Administrative Services Agreement2
   5(G) Form of Sub-Investment Management Agreement between Lazard Freres Asset Management and Lazard International Investment Management Limited with respect to the Lazard Global Fixed-Income Portfolio3
   5(H) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Equity Portfolio6



   5(J) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Emerging Markets Portfolio5
   5(K) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard International Small Cap Portfolio5
   5(L) Form of Administrative Services Sub-Contract between Lazard Freres Asset Management and Scudder Investment Services, Inc.4


   5(M) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Global Equity Portfolio8
   5(N) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Bantam Value Portfolio8
   5(O) Form of Investment Management Agreement between the Registrant and Lazard Freres Asset Management with respect to the Lazard Emerging World Funds Portfolio8
   5(P) Form of Administration Agreement between the Registrant and State Street Bank and Trust Company8




   6     Distribution Agreement, as revised10


   7     Not applicable
   8     Form of Custodian  Agreement2
   9(A)  Form of Transfer Agency and Service Agreement2



  10(A)  Opinion  and  Consent  of Stroock & Stroock & Lavan9

  10(B)  Opinion and Consent of Venable, Baetjer and Howard, LLP9


  11     Consent of Independent Auditors

   12    Not applicable
   13    Investment Representation Letter5
   14    Not applicable


   15    Distribution and Servicing Plan10


   16    Schedule for Computation of Total Return Performance Quotations7
   17    Financial Data Schedule



   18    Rule 18f-3 Plan10



  (c)    Other Exhibits:
         Powers of Attorney of Messrs. Burke, Lieberman, Eig, Gullquist, Reiss and Rutledge5

         Power of Attorney of Mr. Davidson9


         Power of Attorney of Mr. Frischling10


         Power of Attorney of Mr. Katz


1. Incorporated by reference from Registrant's Registration Statement on Form N-1A (file Nos. 33-40682 and 811-6312) filed with the Securities and Exchange Commission on May 20, 1991.

2. Incorporated by reference from Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on July 23, 1991.

3. Incorporated by reference from Registrant's Pre-Effective Amendment No. 2 filed with the Securities and Exchange Commission on September 23, 1991.

4. Incorporated by reference from Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 1, 1991.

5. Incorporated by reference from Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on September 1, 1993.

6. Incorporated by reference from Registrant's Post Effective Amendment No. 6 filed with the Securities and Exchange Commission on March 31, 1994.

7. Incorporated by reference from Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on March 3, 1992.

8. Incorporated by reference from Registrant's Post-Effective Amendment No. 8 filed with the Securities and Exchange Commission on October 13, 1995.


9. Incorporated by reference from Registrant's Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on December 27, 1995.


10. Incorporated by reference from Registrant's Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on August 15, 1996.



Item 25. Persons Controlled by or under Common Control with Registrant.
         None.

Item 26. Number of Holders of Securities.



         As of April 1, 1997, the number of record holders of each Portfolio were as follows:


                                                       INSTITUTIONAL    OPEN
                                                       -------------   ------
         Lazard International Equity Portfolio             1,857          15
         Lazard International Fixed-Income Portfolio         827          11
         Lazard Bond Portfolio                               433           6
         Lazard Equity Portfolio                           1,229          19
         Lazard Strategic Yield Portfolio                    916          19
         Lazard Small Cap Portfolio                        2,064          23
         Lazard International Small Cap Portfolio          1,132          15
         Lazard Emerging Markets Portfolio                 1,147          51
         Lazard Global Equity Portfolio                       93           7
         Lazard Bantam Value Portfolio                       744          45
         Lazard Emerging World Funds Portfolio                 0           0





Item 27. Indemnification.


         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, incorporated by reference to Exhibit 1 and Article VIII of the
         Registrant's By-Laws, incorporated by reference to Exhibit 2. The liability of Lazard Asset Management (the "Investment Manager") for any loss suffered by the Lazard International Equity Portfolio, Lazard International Fixed-Income Portfolio, Lazard Bond Portfolio, Lazard Strategic Yield Portfolio, Lazard Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard International Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard Bantam Value Portfolio, and Lazard Emerging World Funds Portfolio or their shareholders is set forth in
         Section 9 of the Investment Management Agreement referenced by Exhibits 5(A), 5(B), 5(C), 5(D), 5(E), 5(J), 5(K), 5(M), 5(N), and 5(O). The
         liability of the Investment Manager for any loss suffered by the Lazard Equity Portfolio or its shareholders is set forth in Section 5 of the Investment Management Agreement referenced by Exhibit 5(H). The liability of Lazard Freres & Co. LLC, the Registrant's distributor, for any loss suffered by the Registrant, each of its directors and officers and each person, if any, who controls the Registrant is set forth in
         Section  5(b)  of the  form of  Distribution  Agreement  referenced  by
         Exhibit 6. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------


Item 28. Business and Other Connections of Investment Advisers.
         The   description   of  the   Investment   Manager  under  the  Caption
         "Management"  in the  Prospectus  and in the  Statement  of  Additional
         Information   constituting  Parts  A  and  B,  respectively,   of  this
         Registration  Statement is incorporated by reference herein.  Following is a list of the General  Members of Lazard Freres & Co. LLC,  together with their other business  connections which are of substantial  nature during the previous two years:

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------

Eileen D. Alexanderson       None


William Araskog              None

F. Harlan Batrus             Mutual of America Capital Management Corp.        Director
                             666 Fifth Avenue
                             New York, New York  10103

                             Ryan Labs, Inc.                                   Director
                             350 Albany Street
                             New York, New York  10280


David G. Braunschvig         None


Patrick J. Callahan, Jr.     Berry Metal Co.                                   Director
                             Route 68
                             Harmony, Pennsylvania  16307

                             BT Capital Corp.                                  Director
                             280 Park Avenue
                             New York, New York  10017




                             Michigan Wheel Corp.                              Director
                             1501 Buchanan Avenue
                             Southwest Grand Rapids, Michigan  49507

                             Rotation Dynamics Corp.                           Director
                             15 Salt Creek Lane
                             Suite 316
                             Hinsdale, Illinois  60521

                                      C-4

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
                             Somerset Technologies, Inc.                       Director
                             P.O. Box 791
                             New Brunswick, New Jersey  08903


                             GAR Holding Co. (Prior to 4/1/96)                 Director
                             600 Union Street
                             Ashland, Ohio  44805


Michel David-Weill           BSN Gervais Danone (Prior to 8/1/96)              Director
                             1260130 Rue Jules Gruesde
                             Levallois-Perret (Hauts de Seine)
                             France 92302

                             Credit Mobilier Industriel (Prior to 8/1/96)      Chairman of the Board
                             (SOVAC)
                             19-21 Rue de la Bienfaisance
                             75008 Paris, France

                             The Dannon Company, Inc.                          Director
                             22-11 38th Avenue
                             Long Island City, New York  11101

                             Eurafrance                                        President  and  Chairman of
                             12 Avenue Percier                                 the Board
                             75008 Paris, France

                             Exor Group                                        Director
                             19 Avenue Montaigne
                             75008 Paris, France

                             Euralux                                           Director
                             8 Rue Ste-Zithe
                             2763 Luxembourg

                             Fiat S.p.A. (Prior to 8/1/96)                     Director
                             Corso Marconi 10
                             10125 Torino
                             Italy

                             Groupe Danone                                     Director
                             7 Rue de Teheran
                             75008 Paris, France


                             ITT Industries, Inc.                              Director
                             320 Park Avenue
                             New York, New York  10022


                             La France S.A.                                    Director
                             7 & 9 Boulevard Haussmann
                             75009 Paris, France

                             La France-Iard                                    Director
                             7 & 9 Boulevard Haussmann
                             75009 Paris, France

                             La France-Vie                                     Director
                             7 & 9 Boulevard Haussmann
                             75009 Paris, France

                             Lazard Brothers & Co., Limited                    Director
                             21 Moorfields
                             London EC2P-2HT
                             England

                                      C-5

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
                             Pearson plc                                       Director
                             Millbank Tower
                             London SWI  P4QZ

                             Publicis S.A.                                     Director
                             133 Champs-Ezlysees
                             75008 Paris, France

                             S.A. de la Rue Imperiale de Lyon                  Director
                             49, Rue de la Republique
                             Lyon (Rhone) 69002
                             France




John V. Doyle                None

Charles R. Dreifus           None



Thomas F. Dunn               None



Norman Eig                   The Lazard Funds, Inc.                            Director, Chairman
                             30 Rockefeller Plaza
                             New York, New York  10020



                             Lazard Pension Management, Inc.                   Director
                             30 Rockefeller Plaza
                             New York, New York  10020


Richard P. Emerson           None



Peter R. Ezersky             None


Jonathan F. Foster           None


Albert H. Garner             None

James S. Gold                Smart & Final Inc.                                Director
                             4700 South Boyle Avenue
                             Los Angeles, California 90058

Jeffrey A. Golman            None

Steven J. Golub              Mineral Technologies Inc.                         Director
                             405 Lexington Avenue
                             New York, New York  10174-1901

Herbert W. Gullquist         The Lazard Funds, Inc.                            Director, President
                             30 Rockefeller Plaza
                             New York, New York  10020




                             Lazard Freres Asset Management (Canada), Inc.     Director, President
                             30 Rockefeller Plaza
                             New York, New York  10020

                                      C-6

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
                             Lazard Pension Management, Inc.                   Director, President
                             30 Rockefeller Plaza
                             New York, New York  10020

Thomas R. Haack              None

J. Ira Harris                Manpower Inc.                                     Director
                             5301 North Ironwood Road
                             Milwaukee, Wisconsin  53201


                             Caremark International, Inc. (Prior to 9/20/96)   Director
                             2215 Sanders Road
                             Northbrook, Illinois  60062


                             Brinker International Inc.                        Director
                             6820 LBJ Freeway
                             Dallas, Texas  75240

Melvin L. Heineman           Lazard Freres & Co., Ltd.                         Director
                             21 Moorfields
                             London  EC2P 2HT
                             England


                             Lazard Pension Management, Inc. (Prior to 1/1/97) Director
                             30 Rockefeller Plaza
                             New York, New York  10020

Kenneth M. Jacobs            None

Jonathan H. Kagan            Continental Cablevision, Inc. (Prior to 1/1/97)   Director
                             Pilot House
                             54 Lewis Wharf
                             Boston, Massachusetts  02110

                             Firearms Training Systems, Inc.                   Director
                             7340 McGinnis Ferry Road
                             Suwanee, Georgia 30174

                             La Salle Re Ltd.                                  Director
                             Cumberland House
                             One Victoria Street
                             P.O. HM 1502
                             Hamilton HM FX
                             Bermuda

                             La Salle Re Holdings Ltd.                         Director
                             Cumberland House
                             One Victoria Street
                             P.O. HM 1502
                             Hamilton HM FX
                             Bermuda


                             Patient Education Media, Inc.                     Director
                             1271 Avenue of the Americas
                             New York, New York 10020


                             Phar-Mor Inc. (Prior to 1/1/96)                   Director
                             20 Federal Plaza West
                             Youngstown, OH  44501


                             Tyco Toys, Inc.                                   Director
                             6000 Midlantic Drive
                             Mount Laurel, New Jersey 08054


James L. Kempner             Lazard Freres & Co. Capital Markets
                             30 Rockefeller Plaza
                             New York, NY  10020



William J. Kneisel           Morgan Stanley & Co., Inc. (Prior to 12/95)       Managing Director
                             1221 Avenue of the Americas
                             New York, NY 10020

Larry A. Kohn                Goldman Sachs & Co.                               Vice President
                             85 Broad Street
                             New York, NY 10004


Sandra A. Lamb               None


Edgar D. Legaspi             None


Michael S. Liss              Bear Stearns & Co.  (Prior to 10/1/95)            Senior Portfolio Manager
                             245 Park Avenue
                             New York, New York 10004


William R. Loomis, Jr.       Engelhard Hanovia Inc.                            Director
                             280 Park Avenue
                             3rd Floor - West Wing
                             New York, New York  10017



                                      C-7

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
                             Minorco S.A.                                      Director
                             Boite Postal 185
                             L-2011 Luxembourg


                             Minorco (U.S.A.) Inc.                             Director
                             30 Rockefeller Plaza
                             Suite 4212
                             New York, NY  10112

                             Terra Industries, Inc.                            Director
                             600 4th Street
                             Sioux City, Iowa  51101

J. Robert Lovejoy            Lazard Freres & Co. Capital Markets
                             30 Rockefeller Plaza
                             New York, NY  10020


Matthew J. Lustig            None


Philippe L. Magistretti      None


Damon Mezzacappa             Corporate Property Investors                      Director
                             30 Rockefeller Plaza
                             New York, New York  10020



Robert P. Morgenthau         Lazard Freres Asset Management (Canada), Inc.     Director, Vice-President
                             30 Rockefeller Plaza
                             New York, New York  10020


Steven J. Niemczyk           None

Hamish W. M. Norton          None


Jonathan O'Herron            Trigen Energy Corporation                         Director
                             1 Water Street
                             White Plains, New York 10601


James A. Paduano             Donovan Data Systems, Inc.                        Director
                             666 Fifth Avenue
                             New York, New York  10019




                             Secure Products Inc.                              Director
                             47 Maple Street
                             Summit, NJ  07901


Louis Perlmutter             None

Robert E. Poll, Jr.          None


Lester Pollack               Continental Cablevision, Inc. (Prior to 1/1/97)   Director
                             Pilot House
                             54 Louis Wharf
                             Boston, Massachusetts  02210




                             Firearms Training Systems, Inc.                   Director
                             7340 McGinnis Ferry Road
                             Suwanee, Georgia 30174


                             Kaufman & Broad Home Corp.  (Prior to 1/1/97)     Director
                             11601 Wilshire Boulevard
                             Los Angeles, California  90025-1748

                             La Salle Re Ltd.                                  Director
                             Cumberland House
                             One Vicotoria Street
                             P.O. HM FX
                             Bermuda


                             La Salle Re Holdings Ltd.                         Director
                             Cumberland House
                             One Victoria Street
                             P.O. HM FX
                             Bermuda


                                      C-8

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------

                             Loews Corporation (Prior to 1/1/96)               Director
                             666 Fifth Avenue
                             New York, New York  10103



                             Parlex Corp.                                      Director
                             145 Milk Street
                             Metuen, Massachusetts  01844

                             Polaroid Corp.                                    Director
                             549 Technology Square
                             Cambridge, Massachusetts  02139

                             SD Holding (Bermuda) Ltd.                         Director
                             Hurst Holme
                             Trott Road
                             Hamilton, HMII
                             Bermuda

                             Sphere Drake Acquisitions (U.K.) Ltd.             Director
                             52-24 Leadenhall Street
                             London EC3A 2BJ
                             England

                             Sphere Drake Holding Ltd.                         Director
                             52-24 Leadenhall Street
                             London EC3A 2BJ
                             England

                             Sphere Drake Ltd.                                 Director
                             52-24 Leadenhall Street
                             London EC3A 2BJ
                             England

                             Sun America Inc.                                  Director
                             11601 Wilshire Boulevard
                             Los Angeles, CA  90025

                             Tidewater Inc.                                    Director
                             1440 Canal Street
                             Suite 2100
                             New Orleans, Louisianna  70112


Michael J. Price             Avidia Systems, Inc.                              Director
                             10 Fairfield Blvd.
                             Wallingford, CT 06492


Steven L. Rattner            Falcon Holding Group L.P.                         Director
                             10900 Wilshire Boulevard
                             Los Angeles, California 90024

John R. Reese                Owosso Corp.                                      Director
                             312 West Main Street
                             Owosso, Michigan  48867

                             Owosso Gan, Inc.                                  Director
                             312 West Main Street
                             Owosso, Michigan  48867


John R. Reinsberg            None


Louis G. Rice                None


                                  C-9

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------


Luis E. Rinaldini            None


Bruno M. Roger               CAP Gemini Sogeti                                 Director
                             6, bid Jean Pain a Grenoble (38005)
                             France

                             Carnaud Metal Box Packaging (Prior to 8/1/96)     Director
                             153, Rue de Courcelles a Paris 17eme
                             France

                             Compagnie De Credit                               Director
                             121, boulevard Haussmann a Paris Seme
                             France

                             Compagnie De Saint-Gobain                         Director
                             Les Miroirs
                             18 avenue d'Alsace
                             Paris la Defense (92096)
                             France

                             Eurafrance                                        Director
                             12, avenue Percier a Paris Seme
                             France

                             Financiere Et Industrielle Gaz                    Director
                             Et Eaux
                             3, rue Jacques Bingen a Paris 17eme
                             France

                             Fonds Partenaires Gestion (F.P.G.)                Director
                             121, boulevard Haussmann a Paris Seme
                             France


                             Lazard, Burlkin, Kuna & Co. (Prior to 1/1/96)     Director
                             Ulmenstrasse 37-39
                             60325 Frankfurt am Main
                             Federal Republic of Germany

                             Lazard & Co. GmbH                                 Director
                             Ulmenstrasse 37-39
                             60325 Frankfurt am Main
                             Federal Republic of Germany


                             LVMH-Moet Hennessy Louis Vuitton                  Director
                             30, avenue Hoche a Paris 8eme
                             France

                             Marine-Wendel                                     Director
                             189, rue Taitbout a Paris 9eme
                             France


                             Midial (Prior to 1/1/96)                          Director
                             192, avenue Charles de Gaulle
                             Neuille S/Sein (92200)
                             France





                             Pinault-Printemps-Redoute                         Director
                             61, rue Caumartin
                             75009 Paris


                             PSA Finance Holding   (Prior to 1/1/96)           Director
                             75, av. de la Grande Armee a Paris 16eme
                             France


                                      C-10

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
                             Sidel                                             Director
                             66, rue de Miromesnil
                             75008 Paris

                             Societe Centrale Puour L'Industrie                Director
                             9, avenue Hoche a Paris 8eme
                             France

                             Societe Financiere Generale                       Director
                             Immobiliere (S.F.G.I.)
                             23, rue de I'Arcasde a Paris 8eme
                             France

                             Sofina (Belgique)                                 Director
                             Rue de Naples, 38-B-1050 Bruzelles

                             Sogeti S.A. (Prior to 8/1/96)                     Director
                             6, bld Jean Pain a Grenoble (38005)
                             France

                             Sovac (Prior to 8/1/96)                           Director
                             19-21, rue de la Bienfaisance aParis 8eme
                             France

                             Sovaclux S.A.                                     Director
                             14 rue Aldringen - Luxembourg

                             Thomson S.A.                                      Director
                             51 esplanade du General de Gaulle
                             La Defense 10-92800 Puteaux
                             France

                             Thomson CSF                                       Director
                             51 Esplanade du General de Gaulle
                             La Defense 10-92800 Puteaux
                             France

                             U.A.P.                                            Director
                             9, place Vendome
                             75001 Paris


Felix G. Rohatyn             Crown Cork & Seal Co., Inc.                       Director
                             9300 Ashton Road
                             Philadelphia, PA  19136


                             General Instrument Corp.                          Director
                             181 West Madison Street
                             Chicago, Illinois  60602


                             Howmet Turbine Components Corp.(Prior to 1/1/96)  Director
                             221 West Webster Avenue
                             Mouskegon, Michigan 49440



                             Pfizer Inc.                                       Director
                             235 East 42nd Street
                             New York, New York  10017-5755

Michael S. Rome              None

Gerald Rosenfeld             Case Corporation                                  Director
                             700 State Street
                             Racine, Wisconsin 53404


Steven H. Sands              Isogen LLC                                        Director
                             150 West Warrenville Rd.
                             Naperville, IL 60563-8460

                             National Imaging Associates, Inc.                 Director
                             10 Mountainview Road
                             Upper Saddle River, NJ 07458

                             Skila, Inc.                                       Director
                             1200 MacArthur Blvd.
                             Mahwah, NJ 07430


                                      C-11

                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
Peter L. Smith               Dixie Yarns Inc.                                  Director
                             1100 Watkins Street
                             Chattanooga, Tennessee  37401

Arthur P. Solomon            None

Michael B. Solomon           Charming Shoppes Inc.                             Director
                             450 Winks Lane
                             Bensalem, Pennsylvania  19020

Edouard M. Stern             Mainz  Holdings Limited                           Director
                             P.O. Box 3161
                             Roadtown Tortola  BVI

                             Penthievre Holdings B.V.                          Director
                             Jupiter Straat 158
                             2130 Ah Hoofddorp Netherlands

John S. Tamagni              Western Holdings Inc. (Prior to 9/20/96)          Director
                             1491 Tyrell Lane
                             Boise, Idaho  83706


David L. Tashjian            None



J. Mikesell Thomas           None


Donald A. Wagner             None

Ali E. Wambold               The Albert Fisher Group plc                       Director
                             Fisher House
                             61 Thames Street
                             Windsor, Berkshire SO4 IQW
                             England

                             Lazard Brothers & Co., Ltd.                       Director
                             21 Moorfields
                             London EC2P 2HT
                             England




                             Lazard Freres & Co., Ltd.                         Director
                             21 Moorfields
                             London EC2P 2HT
                             England

                             Lazard S.p.A.                                     Director
                             Plazza Meda, 3
                             Milano, Italy 20121



                             Tomkins PLC                                       Director
                             East Putney House
                             84 Upper Richmond Road
                             London  SW15 2ST
                             England, UK


John B. Ward                 None



Michael A. Wildish           None


Kendrick R. Wilson III       American Buildings Company                        Director
                             State Docks Road
                             Eufaula, Alabama 36027


                             Bank United                                       Director
                             3200 Southwest Freeway
                             Houston, Texas  77027

                             ITT Corp.                                         Director
                             1330 Avenue of Americas
                             New York, NY  10019

                             Meigher Communications, Inc.                      Director
                             100 Avenue of Americas
                             New York, NY  10013


                                      C-12


                             Name and Address of Company with
Name of General Member       which General Member is Connected                 Capacity
----------------------------------------------------------------------------------------
Alexander E. Zagoreos        Drayton Korea Investment Trust                    Director
                             11 Devonshire Square
                             London EC2M 4YR


                             The Egypt Trust                                   Director
                             30 Rockefeller Plaza
                             New York, NY 10020




                             Fleming Continental European Investment Trust     Director
                             25 Copthall Avenue
                             London EC2R 7DR

                             Gartmore Emerging Pacific Investment Trust        Director
                             Gartmore House
                             16-18 Monument Street
                             London EC3R 8AJ

                             Greek Progress Fund                               Director
                             Ergobank
                             5, Evripidou
                             40-44, Praxit, Elous
                             105-61 Athens
                             Greece

                             Latin American Investment Trust                   Director
                             Exchange House
                             Primrose Street
                             London EC2A 2NY

                             Merlin Green International Investment Trust       Director
                             Knightsbridge House
                             197 Knightsbridge
                             London SW7 1RB

                             New Zealand Investment Trust                      Director
                             23 Cathedral Yard
                             Exeter
                             Devon EX1 1HB


                             Taiwan Opportunities Fund                         Director
                             c/o Martin-Currie
                             20 Castle Terrace
                             Edinburgh  EHI 2ES
                             U.K.


                             World Trust Fund                                  Director
                             Kredietrust
                             11 rue Aldringen
                             Luxembourg l-2960

Item 29. Principal Underwriters
   (a) Lazard Freres & Co. LLC, through its division Lazard Asset Management, currently serves as an investment adviser to the following investment companies: Target Portfolio Trust; The Accessor Funds; Fortis Series Fund, Inc.; the Managers Funds; DG International Equity Fund and The Travelers Series Trust.



   (b) Eileen D. Alexanderson, William R. Araskog, F. Harlan Batrus, David G. Braunschvig, Patrick J. Callahan, Jr., Michel David-Weill, John V. Doyle, Charles R. Dreifus, Thomas F. Dunn, Norman Eig, Richard P. Emerson, Peter R. Ezersky, Jonathan F. Foster, Albert H. Garner, James
         S. Gold, Jeffrey A. Golman, Steven J. Golub, Herbert W. Gullquist, Thomas R. Haack, J. Ira Harris, Melvin L. Heineman, Kenneth M. Jacobs, Jonathan H. Kagan, James L. Kempner, William J. Kneisel, Larry A. Kohn, Sandra A. Lamb, Edgar D. Legaspi, Michael S. Liss, William E. Loomis, Jr., J. Robert Lovejoy, Matthew J. Lustig, Philippe L. Magistretti, Damon Mezzacappa, Robert P. Morgenthau, Steven J. Niemczyk, Hamish W.
         M. Norton, Jonathan O'Herron, James A. Paduano, Louis Perlmutter, Robert E. Poll, Jr., Lester Pollack, Michael J. Price, Steven L. Rattner, John R. Reese, John R. Reinsberg, Louis G. Rice, Luis E. Rinaldini, Bruno M. Roger, Felix G. Rohatyn, Michael S. Rome, Gerard Rosenfeld, Stephen H. Sands, Peter L. Smith, Arthur P. Solomon, Michael
         B. Solomon, Edouard M. Stern, John S. Tamagni, David L. Tashjian, Joseph M. Thomas, Donald A. Wagner, Ali E. Wambold, John B. Ward, Michael A. Wildish, Kendrick R. Wilson, III and Alexander E. Zagoreos are the general members of Lazard Freres & Co. LLC. Mr. David-Weill is the senior member of Lazard Freres & Co. LLC. The address of all such members is 30 Rockefeller Plaza, New York, New York 10020.



   (c)   Not applicable.

Item 30. Location of Accounts and Records

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: Journals, ledgers, securities records and other original records are maintained primarily at the offices of the Registrant's Custodian, State Street Bank & Trust Company. All other records so required to be maintained are maintained at the offices of Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020.

Item 31. Management Services.

         Other than as set forth under the caption "Management" in the Prospectus constituting Part A of this Registration Statement and the Statement of Additional Information constituting Part B of this
         Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings.

         Registrant hereby undertakes:


         (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 15(c) of the Investment Company Act of 1940 relating to shareholder communications. (2) to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge, beginning with the annual report to shareholders for the fiscal year ended December 31, 1996.




         (2) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement pertaining to Registrant's Emerging World Funds Portfolio.


         (3) to furnish each person to whom a prospectus is delivered with a copy of the fund's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES





     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and State of New York, on the 1st day of May, 1997.





                                         THE LAZARD FUNDS, INC.
                                         By: /s/ William G. Butterly, III
                                         ---------------------------------------
                                         William G. Butterly, III
                                         Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.





       Signature                                       Title                      Date
       ---------------------------------------         -------------------        --------------
1.     Principal Executive Officer                     Chairman                   May 1, 1997
       *    /s/ William G. Butterly, III
       ----------------------------------
       Norman Eig

2.     Principal Financial & Accounting Officer:       Treasurer                  May 1, 1997
           /s/ Gus Coutsouros
           ------------------
       Gus Coutsouros

3.      All of the Directors:
       *John J. Burke
       *Kenneth S. Davidson
       *Norman Eig
       *Herbert W. Gullquist
       *Lester Z. Lieberman
       *Richard Reiss, Jr.
       *John Rutledge
       *Carl Frischling
       *William Katz
       *By: /s/ William G. Butterly, III                                          May 1, 1997
           -----------------------------
       Attorney-in-fact, William G. Butterly, III







                                INDEX TO EXHIBITS



    Exhibit Number                                                    Sequential
                                                                     Page Number



  11     Consent of Independent Auditors

  17     Financial Data Schedule


  18c    Power of Attorney